Exhibit 99.2

BRIXMOR™
Property Group

TARGET

VONS
FOOD DRUG

T·J·maxx

Kroger
Food & Drug

Supplemental Disclosure

QUARTER ENDED DECEMBER 31, 2014

420 Lexington Avenue
New York, NY 10170
(800) 468 – 7526
www.brixmor.com

SUPPLEMENTAL DISCLOSURE

Three Months Ended December 31, 2014

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
Consolidated Statements of Cash Flows	7
Reconciliation of Net Income (Loss) to EBITDA	8
Reconciliation of Net Income (Loss) to FFO	9
Supplemental Balance Sheet Detail	10
NOI Detail, Supplemental Statement of Operations Detail, Operating Ratios & Additional Disclosures	11
Same Property NOI Analysis & Reconciliation of Net Income (Loss) Attributable to Common Stockholders	12
Capital Expenditures	13
Capitalization, Liquidity & Debt Ratios	14
Debt Overview	15
Summary of Outstanding Debt	16
Unsecured Notes Covenant Disclosure	18
Unsecured Credit Facility Covenant Disclosure	19
Reconciliation of GAAP Balance Sheet to Pro Forma Balance Sheet	20
Reconciliation of GAAP Statements of Operations to Pro Forma Statements of Operations	21
Transaction Summary
Acquisitions	23
Dispositions	24
IPO Portfolio Summary
Portfolio Overview	26
Top Forty Retailers Ranked by ABR	27
New & Renewal Lease Summary	28
New Lease Net Effective Rent	29
Anchor Space Repositioning Summary	30
Lease Expiration Schedule	31
Redevelopment Summary	32
Properties by Largest US MSAs	33
Largest MSAs by ABR	35
Properties by State	38
Property List	39
Guidance
Guidance & Additional Disclosures	51

This presentation includes financial information for the Company’s actual results and the IPO portfolio on a pro forma basis giving effect to the Company’s initial public offering completed on November 4, 2013.

Note: Financial information is unaudited.
For additional information visit: www.brixmor.com.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

GLOSSARY OF TERMS

Term	Definition

Acquired Properties	Includes 43 properties contributed to the portfolio by certain investment funds affiliated with The Blackstone Group L.P. in connection with the IPO completed on November 4, 2013. The Acquired Properties were acquired in exchange for units in the Operating Partnership ("OP Units").

Anchor Spaces	Means space equal to or more than 10,000 sq. ft. of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent or "ABR"	As of a specified date means monthly base rent as of such date, under leases which have been signed or commenced as of the specified date multiplied by 12. Annualized base rent (i) excludes tenant reimbursements or expenses borne by the tenants, such as the expenses for real estate taxes and insurance and common area and other operating expenses, (ii) does not reflect amounts due per percentage rent lease terms, (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with GAAP for purposes of financial statements and (iv) does not include any ancillary income at a property.

ABR per sq. ft. or "ABR/SF"	Is calculated as ABR divided by leased GLA, excluding ground leases.

Billed GLA	Includes leases for spaces where the tenant is currently paying rent.

Blended Lease Spreads	Means combined spreads for new and renewal leases (including exercised options) on comparable leases.

Capitalization Rate ("Cap Rate")	Net operating income divided by purchase price.

Community Shopping Center	Means a shopping center that meets the International Council of Shopping Centers’ (“ICSC”) definition of community center. ICSC generally defines a community center as a shopping center with general merchandise or convenience-oriented merchandise. Although similar to a neighborhood center (as defined below), a community shopping center offers a wider range of apparel and other soft goods than a neighborhood center.
Community centers range from 125,000 to 400,000 sq. ft. in GLA and are usually configured in a straight line as a strip and are commonly anchored by discount stores, supermarkets, drugstores and large specialty discount stores.

Comparable Leases	Include only those spaces that were occupied within the prior 12 months.

EBITDA & Adjusted EBITDA	Is calculated as the sum of net income (loss) in accordance with generally accepted accounting principles in the United States of America (“GAAP”)
before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA as adjusted for (i) acquisition related costs,
(ii) gain (loss) on disposition of operating properties, (iii) impairment of real estate assets and real estate equity investments, (iv) gain (loss) on disposition of unconsolidated joint ventures, (v) gain (loss) on extinguishment of debt, (vi) other items that are not indicative of the Company's operating performance and (vii) after adjustments attributable to non-controlling interests not convertible into common stock.
EBITDA and Adjusted EBITDA are supplemental, non-GAAP measures utilized in various financial ratios and are helpful to securities analysts, investors and other interested parties in the evaluation of REITs, as a measure of Brixmor’s operational performance because EBITDA and Adjusted EBITDA exclude various items that do not relate to or are not indicative of its operating performance. In addition, it includes the results of operations of real estate properties that have been sold or classified as real estate held for sale at the end of the reporting period. Accordingly, the use of EBITDA and Adjusted
EBITDA in various ratios provides a meaningful performance measure as it relates to its ability to meet various coverage tests for the stated period.
EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity.
Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of EBITDA and Adjusted EBITDA may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and addressing financial performance.

Excluded Properties	Includes 47 properties either distributed to certain investment funds affiliated with the Blackstone Group L.P. in connection with the IPO completed on
November 4, 2013 or sold.

Financial Liabilities	Represents certain fixed obligations including capital leases.

Funds From Operations (“FFO")	Is a supplemental non-GAAP financial measure utilized to evaluate the operating performance of real estate companies. The National Association of Real
Estate Investment Trusts (“NAREIT”) defines FFO as net income (loss) in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and (v) after adjustments for joint ventures calculated to reflect funds from operations on the same basis. FFO attributable to stockholders and non-controlling interests convertible into common stock is FFO as further adjusted to exclude net income (loss) attributable to non-controlling interests not convertible into common stock. The Company believes FFO attributable to stockholders and non-controlling interests convertible into common stock is a meaningful supplemental measure that is more reflective of its operating performance by excluding FFO attributable to non-controlling interests not convertible into common stock.
The Company presents FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock as it considers them important supplemental measures of its operating performance and the Company believes they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of liquidity. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations and, accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock are significant components in understanding and addressing financial performance.

Gross Leasable Area or "GLA"	Represents the total amount of property square footage that can generate income by being leased to tenants.

Ground Lease	A long-term lease of land in which the tenant erects improvements at its own expense. At the end of the lease term, the improvements become the property of the landowner.

IPO Portfolio	Includes all properties owned as of the completion of the IPO on November 4, 2013. This portfolio includes the Acquired Properties and excludes the
Excluded Properties.

Leased GLA	Includes the aggregate GLA of all leases in effect on a given date, including those that are fully executed but as to which the tenant has not yet opened for business and/or not yet commenced the payment of rent.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 1

LIBOR	Means London Interbank Offered Rate.

Metropolitan Statistical Area or "MSA"	Is defined by the United States Office of Management and Budget (“OMB”) as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

Neighborhood Shopping Center	Means a shopping center that meets ICSC’s definition of neighborhood center. ICSC generally defines a neighborhood center as a shopping center with offerings that are convenience-oriented. Neighborhood centers range from 30,000 to 125,000 sq. ft. in GLA and are generally anchored by a supermarket.

Net Effective Rent	Adjusts for any tenant incentive / allowance, landlord work, third party leasing commissions and rent concessions at 100% of costs, weighted by GLA over the lease term.

Net Operating Income or "NOI"	Is calculated as total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by Brixmor. NOI excludes corporate level income (including management, transaction, and other fees).
NOI is a supplemental, non-GAAP measure utilized to evaluate the operating performance of real estate companies and is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of Brixmor's business operations. NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income
(determined in accordance with GAAP) or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of NOI may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs.

NOI Yield	Is calculated as projected NOI over incremental cost of a given anchor space repositioning / redevelopment project.

Non-controlling Interests	The non-controlling interests relate to the portion of Brixmor Operating Partnership LP ("OP”), a consolidated subsidiary, held by the non-controlling interest holders. As of December 31, 2014, the Company, through its 100% ownership of BPG Subsidiary, Inc., owns 97.46% of the OP. The remaining 2.54%
is held by certain investment funds affiliated with the Blackstone Group L.P. and management of the Company.

Non-owned Major Tenant	Also called shadow anchor. Includes tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to shopping center, to the consumer appear as another retail tenant of the shopping center and, as a result, attract additional customer traffic to the center.

Percent Leased	Refers to the percentage of GLA that is leased, includes lease agreements that have been signed but not yet commenced.

Pro Forma	Reflects the impact of the following transactions associated with the IPO including (i) the contribution of the Acquired Properties (ii) the distribution of the
Excluded Properties (iii) the acquisition of the interest not already held in Arapahoe Crossings L.P. (iv) borrowings under the Unsecured Credit Facility, including the use thereof and (v) the net proceeds from the IPO, including the use thereof. The pro forma adjustments associated with these transactions assume that each transaction was completed as of December 31, 2013 for the purposes of the unaudited pro forma consolidated balance sheet and as of January 1, 2014 and January 1, 2013, respectively, for the purposes of the unaudited pro forma consolidated statement of operations.

PSF	Means per square foot ("sq. ft.") of GLA.

Redevelopment Properties	Larger scale projects that typically involve substantial demolition of a portion of the shopping center to accommodate new retailers. These projects typically are accompanied with new construction and site infrastructure costs.

Renewal Leases	Includes expiring leases renewed with the same tenant or the exercise of options by tenants to extend the term of expiring leases. All other leases are categorized as new.

Rent Growth	Is calculated as ABR in the final year of the lease compared to ABR in the first year of the new lease. New lease spreads include only those spaces that were occupied within the prior 12 months. Renewal and option lease spreads include leases rolling over with the same tenant in the same location. Data includes all leases in effect, including those that are fully executed, but not yet open.

Same Property Net Operating Income	Is calculated (using properties owned as of the end of both reporting periods and for the entirety of both periods excluding properties classified as
or Same Property NOI	discontinued operations), as rental income (minimum rent, percentage rents, tenant recoveries and other property income) less rental operating expenses
(property operating expenses, real estate taxes and bad debt expense) of the properties owned by Brixmor. Same property NOI excludes corporate level income (including transaction and other fees), lease termination income, straight-line rent and amortization of above- and below-market leases of the same property pool from the prior year reporting period to the current year reporting period.
Same property NOI is a supplemental, non-GAAP financial measure utilized to evaluate the operating performance of real estate companies and the
Company believes it is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of Brixmor's business operations. It includes only the net operating income of properties owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the period presented, and therefore, provides a more consistent metric for comparing the performance of properties. Management uses same property NOI to review operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Same property NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income (determined in accordance with GAAP) or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of same property NOI may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs.

Small Shop Spaces	Means space of less than 10,000 sq. ft. of GLA.

Straight-line Rent	GAAP requirement to average the tenant's rent payments over the life of the lease, regardless of actual cash collected in the period.

Year Built	Year of most recent anchor space repositioning / redevelopment or year built if no redevelopment has occurred.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 2

RESULTS OVERVIEW
Unaudited, dollars in thousands except per share and per square foot amounts

	Pro Forma				Actual Results
	Three Months Ended		Twelve Months Ended		Three Months	Twelve Months
Summary Financial Results	12/31/14	12/31/13	12/31/14	12/31/13	Ended 12/31/14	Ended 12/31/14
Total revenues (page 6)	$314,605	$304,686	$1,236,599	$1,206,416	$314,605	$1,236,599
Net income (loss) attributable to common stockholders (page 6)	22,948	14,612	88,904	28,714	22,948	88,852
Net income (loss) attributable to common stockholders - per diluted share (page 6)	0.08	0.06	0.36	0.12	0.08	0.36
Adjusted EBITDA (page 8)	212,170	207,485	840,369	810,673	212,170	839,627
FFO (page 9)	131,680	132,617	550,334	513,175	131,680	554,821
FFO attributable to stockholders and non-controlling interests convertible into	131,465	132,280	549,153	511,820	131,465	548,406
common stock (page 9)
FFO per share/OP Unit - diluted (page 9)	0.43	0.43	1.80	1.68	0.43	1.80
Dividends declared per share/OP Unit (page 9)	0.225	—	0.825	—	0.225	0.825
Share/OP Unit dividend payout ratio (as % of FFO) (page 9)	52.1%	—	45.7%	—	52.1%	45.8%
NOI (page 11)	230,838	224,806	914,397	891,118	230,838	914,397

	Three Months Ended
Summary Operating and Financial Ratios	12/31/14	9/30/14	6/30/14	3/31/2014
NOI margin (page 11)	73.5%	75.2%	74.4%	73.2%
Same property NOI (page 12) (1)	3.9%	3.9%	3.8%	3.8%
Fixed charge coverage (page 14)	3.0x	2.9x	2.8x	2.7x
Net principal debt to adjusted EBITDA (GAAP) (page 14)	6.9x	6.9x	7.0x	7.2x
Net principal debt to adjusted EBITDA (cash) (page 14)	7.5x	7.5x	7.6x	7.8x

Outstanding Classes of Stock and Partnership Units	At 12/31/14	At 9/30/14	At 6/30/14	At 3/31/14
Common shares outstanding (page 14)	296,552	245,086	245,086	229,680
Exchangeable BPG Sub shares held by non-controlling interests (page 14)	—	50,182	50,182	58,663
Exchangeable OP Units held by non-controlling interests (page 14)	7,695	8,953	8,953	15,878
Total	304,247	304,221	304,221	304,221

Summary IPO Portfolio Statistics	At 12/31/14	At 9/30/14	At 6/30/14	At 3/31/14
Number of properties (page 26)	521	522	522	522
GLA (page 26)	86,828,506	86,769,179	86,764,493	86,718,016
Percent leased (page 26)	92.8%	92.7%	92.5%	92.3%
Percent billed (page 26)	91.3%	90.8%	90.5%	90.5%
ABR / SF (page 26)	$12.14	$12.10	$12.04	$12.01
Total rent spread (page 28)	13.9%	13.9%	11.2%	11.3%
New lease rent spread (page 28)	41.6%	32.5%	27.3%	21.0%
Renewal lease rent spread (page 28)	7.9%	9.5%	8.2%	9.5%

(1) Excludes Acquired Properties and Excluded Properties. Includes joint venture, Montecito Marketplace, at pro rata share.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 3

FINANCIAL SUMMARY

Supplemental Disclosure Three Months Ended December 31, 2014

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	Actual Results		Pro Forma
	12/31/14	12/31/13	12/31/13
Assets
Real estate
Land	$2,000,415	$2,055,802	$1,989,160
Buildings and improvements	8,801,834	8,781,926	8,654,899
	10,802,249	10,837,728	10,644,059
Accumulated depreciation and amortization	(1,549,234)	(1,190,170)	(1,160,478)
Real estate, net	9,253,015	9,647,558	9,483,581
Investments in and advances to unconsolidated joint ventures	5,072	9,205	5,171
Cash and cash equivalents	60,595	113,915	95,332
Restricted cash	53,164	75,457	74,847
Marketable securities	20,315	22,104	22,104
Receivables, net	182,424	178,505	175,584
Deferred charges and prepaid expenses, net	114,758	105,522	103,237
Other assets	13,059	19,650	14,043
Total assets	$9,702,402	$10,171,916	$9,973,899

Liabilities
Debt obligations, net	$6,042,997	$5,981,289	$5,965,307
Financing liabilities, net	—	175,111	175,111
Accounts payable, accrued expenses and other liabilities	679,102	709,529	701,495
Total liabilities	6,722,099	6,865,929	6,841,913

Redeemable non-controlling interests	—	21,467	21,467
Commitments and contingencies	—	—	—

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
296,552,142 and 229,689,960 shares outstanding	2,966	2,297	2,297
Additional paid in capital	3,223,941	2,543,690	2,543,690
Accumulated other comprehensive loss	(4,435)	(6,812)	(6,812)
Distributions and accumulated losses	(318,762)	(196,707)	(196,707)
Total stockholders' equity	2,903,710	2,342,468	2,342,468
Non-controlling interests	76,593	942,052	768,051
Total equity	2,980,303	3,284,520	3,110,519
Total liabilities and equity	$9,702,402	$10,171,916	$9,973,899

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Pro Forma				Actual Results
	Three Months Ended		Twelve Months Ended		Three Months Ended		Twelve Months Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13

Revenues
Rental income	$242,740	$238,399	$960,715	$940,313	$242,740	$233,643	$960,715	$887,466
Expense reimbursements	70,306	64,329	268,035	256,000	70,306	63,371	268,035	242,803
Other revenues	1,559	1,958	7,849	10,103	1,559	8,129	7,849	16,135
Total revenues	314,605	304,686	1,236,599	1,206,416	314,605	305,143	1,236,599	1,146,404

Operating expenses
Operating costs	33,592	31,911	129,148	124,648	33,592	31,014	129,148	116,522
Real estate taxes	46,911	44,388	179,504	175,815	46,911	43,822	179,504	168,468
Depreciation and amortization	107,706	113,349	441,630	475,498	107,706	109,804	441,630	438,547
Provision for doubtful accounts	2,920	3,018	11,537	11,284	2,920	2,950	11,537	10,899
Impairment of real estate assets	—	—	—	1,531	—	—	—	1,531
General and administrative	20,954	18,435	80,175	83,070	20,954	55,403	80,175	121,082
Total operating expenses	212,083	211,101	841,994	871,846	212,083	242,993	841,994	857,049

Other income (expense)
Dividends and interest	166	205	602	841	166	205	602	832
Interest expense	(63,348)	(71,925)	(262,812)	(290,766)	(63,348)	(72,466)	(262,812)	(343,193)
Gain (loss) on sale of real estate assets and acquisition of joint venture interest	—	—	378	921	—	—	378	2,223
Loss on extinguishment of debt, net	(11,187)	(2,384)	(13,761)	(1,620)	(11,187)	(2,279)	(13,761)	(20,028)
Other	(3,098)	67	(8,431)	(5,179)	(3,098)	(3,210)	(8,431)	(11,014)
Total other income (expense)	(77,467)	(74,037)	(284,024)	(295,803)	(77,467)	(77,750)	(284,024)	(371,180)

Income (loss) before equity in income of unconsolidated joint ventures	25,055	19,548	110,581	38,767	25,055	(15,600)	110,581	(81,825)
Equity in income of unconsolidated joint ventures	123	108	438	626	123	166	370	1,167
Gain on disposition of investments in unconsolidated joint ventures	—	—	—	—	—	—	1,820	—
Income (loss) from continuing operations	25,178	19,656	111,019	39,393	25,178	(15,434)	112,771	(80,658)

Discontinued operations
Income (loss) from discontinued operations	26	36	122	(4)	26	4,433	4,909	3,505
Gain on disposition of operating properties	745	—	745	—	745	761	15,171	3,392
Impairment of real estate held for sale	—	—	—	—	—	(1,799)	—	(45,122)
Income (loss) from discontinued operations	771	36	867	(4)	771	3,395	20,080	(38,225)
Net income (loss)	25,949	19,692	111,886	39,389	25,949	(12,039)	132,851	(118,883)
Net (income) loss attributable to non-controlling interests	(2,851)	(5,080)	(22,832)	(10,675)	(2,851)	102	(43,849)	25,349
Net income (loss) attributable to Brixmor Property Group Inc.	23,098	14,612	89,054	28,714	23,098	(11,937)	89,002	(93,534)
Preferred stock dividends	(150)	—	(150)	—	(150)	(162)	(150)	(162)
Net income (loss) attributable to common stockholders	$22,948	$14,612	$88,904	$28,714	$22,948	$(12,099)	$88,852	$(93,696)

Per common share:
Income (loss) from continuing operations:
Basic	$0.08	$0.06	$0.36	$0.13	$0.08	$(0.06)	$0.36	$(0.33)
Diluted	$0.08	$0.06	$0.36	$0.12	$0.08	$(0.06)	$0.36	$(0.33)
Net income (loss) attributable to common stockholders:
Basic	$0.08	$0.06	$0.36	$0.12	$0.08	$(0.06)	$0.36	$(0.50)
Diluted	$0.08	$0.06	$0.36	$0.12	$0.08	$(0.06)	$0.36	$(0.50)
Weighted average number of vested common shares:
Basic	271,904	228,113	243,390	228,113	271,904	213,675	243,390	188,993
Diluted	272,835	230,194	244,588	230,194	272,835	213,675	244,588	188,993

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 6

CONSOLIDATED STATEMENTS OF CASH FLOWS
Unaudited, dollars in thousands

	Twelve Months Ended
	12/31/14	12/31/2013
Operating activities:
Net income (loss)	$132,851	$(118,883)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	442,236	450,279
Debt premium and discount amortization	(20,413)	(20,973)
Deferred financing cost amortization	8,691	10,831
Above- and below-market lease intangible amortization	(45,536)	(51,379)
Provisions of impairment	—	46,653
Gain on disposition of operating properties, disposition of investments in unconsolidated joint ventures and acquisition of joint venture interest	(17,369)	(5,615)
Equity based compensation	9,452	36,395
Other	(325)	(1,165)
(Gain) loss on extinguishment of debt, net	(245)	16,498
Changes in operating assets and liabilities:
Restricted cash	16,920	5,562
Receivables	(5,347)	(17,055)
Deferred charges and prepaid expenses	(29,413)	(22,826)
Other assets	409	2,901
Accounts payable, accrued expenses and other liabilities	(12,701)	767
Net cash provided by operating activities	479,210	331,990

Investing activities:
Improvements to and investments in real estate assets	(214,678)	(150,461)
Acquisitions of real estate assets	—	(6,377)
Proceeds from sales of real estate assets	6,835	58,994
Distributions from unconsolidated joint ventures	454	593
Contributions to unconsolidated joint ventures	—	(25)
Change in restricted cash attributable to investing activities	4,483	8,108
Purchase of marketable securities	(23,123)	(12,737)
Proceeds from sale of marketable securities	25,197	15,538
Net cash used in investing activities	(200,832)	(86,367)

Financing activities:
Repayment of debt obligations and financing liabilities	(1,086,241)	(2,702,931)
Proceeds from debt obligations	—	57,000
Repayment of borrowings under unsecured revolving credit facility	(720,047)	(914,108)
Proceeds from borrowings under unsecured credit facility	1,119,343	2,534,286
Proceeds from unsecured term loan	600,000	—
Deferred financing costs	(2,995)	(27,529)
Proceeds from issuance of common stock	—	893,860
Redemption of preferred stock	—	(1,250)
Distributions to common stockholders	(173,147)	(47,442)
Distributions to non-controlling interests and other	(68,611)	(26,692)
Net cash used in financing activities	(331,698)	(234,806)
Change in cash and cash equivalents	(53,320)	10,817
Cash and cash equivalents at beginning of period	113,915	103,098

Cash and cash equivalents at end of period	$60,595	$113,915

Supplemental non-cash investing and/or financing activities:
Cash paid for interest, net of amount capitalized	$282,639	$342,950
Net carrying value of properties distributed to non-controlling owners	178,969	—
Capitalized interest	4,047	4,968
State and local taxes paid	1,889	2,013
Fair value of OP Units issued for acquisition of real estate assets	—	317,556

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 7

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA
Unaudited, dollars in thousands

	Pro Forma				Actual Results
	Three Months Ended		Twelve Months Ended		Three Months Ended		Twelve Months Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13

Net income (loss)	$25,949	$19,692	$111,886	$39,389	$25,949	$(12,039)	$132,851	$(118,883)
Interest expense - continuing operations	63,348	71,925	262,812	290,766	63,348	72,466	262,812	343,193
Interest expense - discontinued operations	—	—	—	118	—	404	259	6,682
Interest expense - unconsolidated joint ventures	44	44	172	178	44	62	174	651
Federal and state taxes	920	359	3,870	3,526	920	—	3,870	2,851
Depreciation and amortization - continuing operations	107,706	113,349	441,630	475,498	107,706	109,804	441,630	438,547
Depreciation and amortization - discontinued operations	15	48	175	183	15	2,086	606	11,687
Depreciation and amortization - unconsolidated joint ventures	22	21	86	105	22	13	168	180
EBITDA	198,004	205,438	820,631	809,763	198,004	172,796	842,370	684,908
Straight-line rent	(5,401)	(5,632)	(20,026)	(20,292)	(5,401)	(5,090)	(19,971)	(16,975)
Above- and below-market rent amortization	(10,446)	(12,310)	(45,525)	(51,704)	(10,446)	(12,329)	(45,536)	(51,379)
Total adjustments	(15,847)	(17,942)	(65,551)	(71,996)	(15,847)	(17,419)	(65,507)	(68,354)
Cash EBITDA	$182,157	$187,496	$755,080	$737,767	$182,157	$155,377	$776,863	$616,554

EBITDA	$198,004	$205,438	$820,631	$809,763	$198,004	$172,796	$842,370	$684,908
Gain on disposition of operating properties	(745)	—	(378)	—	(745)	(761)	(15,549)	(3,392)
Gain from development/land sales and acquisition of joint venture interests	—	—	—	(921)	—	—	—	(2,223)
Gain on disposition of unconsolidated joint ventures	—	—	—	—	—	—	(1,820)	—
(Gain) loss on extinguishment of debt, net	11,187	2,384	13,761	1,655	11,187	(740)	7,686	17,769
Impairment of operating properties and land sales	—	—	—	1,531	—	—	—	1,531
Impairment of real estate held for sale	—	—	—	—	—	1,799	—	45,122
Non-operating items (1)	3,939	—	7,536	—	3,939	—	7,536	—
Adjustments to non-controlling interests not convertible into common stock	(215)	(337)	(1,181)	(1,355)	(215)	(3,041)	(596)	(4,059)
Total adjustments	14,166	2,047	19,738	910	14,166	(2,743)	(2,743)	54,748
Adjusted EBITDA	212,170	207,485	840,369	810,673	212,170	170,053	839,627	739,656
Straight-line rent	(5,401)	(5,632)	(20,026)	(20,292)	(5,401)	(5,090)	(19,971)	(16,975)
Above- and below-market rent amortization	(10,446)	(12,310)	(45,525)	(51,704)	(10,446)	(12,329)	(45,536)	(51,379)
Adjustments to non-controlling interests not convertible into common stock	—	—	—	—	—	—	(37)	—
Total adjustments	(15,847)	(17,942)	(65,551)	(71,996)	(15,847)	(17,419)	(65,544)	(68,354)
Cash adjusted EBITDA	$196,323	$189,543	$774,818	$738,677	$196,323	$152,634	$774,083	$671,302

(1) Non-operating items consist of the following: (i) shareholder equity offering expenses of $1,661 and $2,834 for the three and twelve months ended December 31, 2014, respectively; (ii) executive severance expenses of $2,278 for both the three and twelve months ended December 31, 2014; and (iii) corporate office lease termination fees of $2,424 for the twelve months ended
December 31, 2014

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 8

RECONCILIATION OF NET INCOME (LOSS) TO FFO
Unaudited, dollars in thousands, except per share amounts

	Pro Forma				Actual Results
	Three Months Ended		Twelve Months Ended		Three Months Ended		Twelve Months Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13

Net income (loss)	$25,949	$19,692	$111,886	$39,389	$25,949	$(12,039)	$132,851	$(118,883)
Gain on disposition of operating properties	(745)	—	(378)	—	(745)	(761)	(15,549)	(3,392)
Gain on disposition of unconsolidated joint ventures	—	—	—	—	—	—	(1,820)	—
Depreciation and amortization- real estate related- continuing operations	106,439	112,856	438,565	473,498	106,439	109,312	438,565	436,547
Depreciation and amortization- real estate related- discontinued operations	15	48	175	183	15	2,086	606	11,687
Depreciation and amortization- real estate related- unconsolidated joint ventures	22	21	86	105	22	13	168	180
Impairment of operating properties	—	—	—	—	—	1,799	—	43,582
FFO	131,680	132,617	550,334	513,175	131,680	100,410	554,821	369,721
Adjustments attributable to non-controlling interests not convertible into common stock	(215)	(337)	(1,181)	(1,355)	(215)	(6,137)	(6,415)	(7,155)
FFO attributable to stockholders and non-controlling interests convertible into common stock	$131,465	$132,280	$549,153	$511,820	$131,465	$94,273	$548,406	$362,566

FFO per share/OP Unit - diluted	$0.43	$0.43	$1.80	$1.68	$0.43	$0.33	$1.80	$1.44
Weighted average shares/OP Units outstanding - basic and diluted (1)	304,447	304,231	304,359	304,231	304,447	284,958	304,359	252,009

Items that impact FFO comparability
Gain (loss) on extinguishment of debt, net	$(11,187)	$(2,384)	$(13,761)	$(1,655)	$(11,187)	$740	$(7,686)	$(17,769)
Gain (loss) on extinguishment of debt, net per share	$(0.04)	$(0.01)	$(0.05)	$(0.01)	$(0.04)	$—	$(0.03)	$(0.07)

Dividends declared per share/OP Unit	$0.225		$0.825		$0.225		$0.825
Shares/OP Unit dividends declared	$68,456		$250,994		$68,456		$250,994
Share/OP Unit dividend payout ratio (as % of FFO)	52.1%		45.7%		52.1%		45.8%

(1) Basic and diluted shares/OP Units outstanding reflects an assumed conversion of certain BPG Sub shares and OP Units to common stock of the Company and the vesting of certain restricted stock awards.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 9

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	Actual Results		Pro Forma
	12/31/14	12/31/13	12/31/13

Real estate, net
Land	$2,000,415	$2,055,802	$1,989,160
Buildings and improvements
Building	7,332,073	7,436,072	7,321,799
Building and tenant improvements	522,601	346,521	357,814
Construction in process (anchor space repositioning and redevelopment only)	29,750	27,386	27,386
Lease intangibles	917,410	971,947	947,900
	10,802,249	10,837,728	10,644,059
Accumulated depreciation and amortization	(1,549,234)	(1,190,170)	(1,160,478)
Total real estate, net	$9,253,015	$9,647,558	$9,483,581

Receivables, net
Straight-line rent receivable	$66,852	$47,669	$46,855
Tenant receivables	116,223	145,247	141,779
Allowance for doubtful accounts	(13,572)	(30,190)	(28,741)
Other	12,921	15,779	15,691
Total receivables, net	$182,424	$178,505	$175,584

Deferred charges and prepaid expenses, net
Deferred charges, net	$88,028	$73,791	$72,538
Prepaid expenses, net	26,730	31,731	30,699
Total deferred charges and prepaid expenses, net	$114,758	$105,522	$103,237

Other assets
Furniture, fixtures and leasehold improvements, net	$10,921	$10,591	$10,591
Real estate assets held for sale	—	5,531	—
Other	2,138	3,528	3,452
Total other assets	$13,059	$19,650	$14,043

Accounts payable, accrued expenses and other liabilities
Accounts payable and accrued expenses	$239,287	$230,967	$226,848
Dividends payable	68,821	38,637	38,637
Below market leases, net	325,935	388,176	385,097
Other	45,059	51,749	50,913
Total accounts payable, accrued expenses and other liabilities	$679,102	$709,529	$701,495

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 10

NOI DETAIL, SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL, OPERATING RATIOS & ADDITIONAL DISCLOSURES

Unaudited, dollars in thousands

	Pro Forma				Actual Results
	Three Months Ended		Twelve Months Ended		Three Months Ended		Twelve Months Ended
	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2014	12/31/2013
Net Operating Income Detail
Rental income	$242,740	$238,399	$960,715	$940,313	$242,740	$233,643	$960,715	$887,466
Expense reimbursements	70,306	64,329	268,035	256,000	70,306	63,371	268,035	242,803
Percentage rents	1,215	1,395	5,836	6,552	1,215	1,402	5,836	6,366
Operating costs	(33,592)	(31,911)	(129,148)	(124,648)	(33,592)	(31,014)	(129,148)	(116,522)
Real estate taxes	(46,911)	(44,388)	(179,504)	(175,815)	(46,911)	(43,822)	(179,504)	(168,468)
Provision for doubtful accounts	(2,920)	(3,018)	(11,537)	(11,284)	(2,920)	(2,950)	(11,537)	(10,899)
Net operating income	230,838	224,806	914,397	891,118	230,838	220,630	914,397	840,746

Reconciliation of net operating income to net income (loss) attributable to common stockholders
Fee income	344	563	2,013	3,551	344	6,727	2,013	9,769
Depreciation and amortization	(107,706)	(113,349)	(441,630)	(475,498)	(107,706)	(109,804)	(441,630)	(438,547)
Impairment of real estate assets	—	—	—	(1,531)	—	—	—	(1,531)
General and administrative	(20,954)	(18,435)	(80,175)	(83,070)	(20,954)	(55,403)	(80,175)	(121,082)
Total other income (expense)	(77,467)	(74,037)	(284,024)	(295,803)	(77,467)	(77,750)	(284,024)	(371,180)
Equity in income of unconsolidated joint ventures	123	108	438	626	123	166	370	1,167
Gain on disposition of investments in unconsolidated joint ventures	—	—	—	—	—	—	1,820	—
Income (loss) from discontinued operations	771	36	867	(4)	771	3,395	20,080	(38,225)
Net (income) loss attributable to non-controlling interests	(2,851)	(5,080)	(22,832)	(10,675)	(2,851)	102	(43,849)	25,349
Preferred stock dividends	(150)	—	(150)	—	(150)	(162)	(150)	(162)
Net income (loss) attributable to common stockholders	$22,948	$14,612	$88,904	$28,714	$22,948	$(12,099)	$88,852	$(93,696)

Supplemental Statement of Operations Detail
Rental income
Base rent	$222,244	$216,054	$879,030	$855,421	$222,244	$212,086	$879,030	$807,188
Lease termination fees	946	961	2,727	2,701	946	903	2,727	2,544
Straight-line rent	5,401	5,626	20,026	20,283	5,401	5,069	20,026	16,856
Above- and below-market rent amortization, net	10,446	12,308	45,518	51,694	10,446	12,210	45,518	50,943
Ancillary and other	3,703	3,450	13,414	10,214	3,703	3,375	13,414	9,935
Total rental income	$242,740	$238,399	$960,715	$940,313	$242,740	$233,643	$960,715	$887,466

Other revenues
Percentage rents	$1,215	$1,395	$5,836	$6,552	$1,215	$1,402	$5,836	$6,366
Fee income	344	563	2,013	3,551	344	6,727	2,013	9,769
Total other revenues	$1,559	$1,958	$7,849	$10,103	$1,559	$8,129	$7,849	$16,135

Interest expense
Mortgage and note interest	$52,529	$65,089	$222,462	$261,397	$52,529	$63,686	$222,462	$338,465
Unsecured credit facility and term loan interest	13,725	9,704	52,166	40,636	13,725	11,670	52,166	16,193
Deferred financing cost amortization	1,982	2,354	8,690	12,093	1,982	2,209	8,690	10,515
Debt premium and discount amortization, net	(4,888)	(5,222)	(20,506)	(23,360)	(4,888)	(5,099)	(20,506)	(21,980)
Total interest expense	$63,348	$71,925	$262,812	$290,766	$63,348	$72,466	$262,812	$343,193

Other expense
Federal and state taxes	$920	$359	$3,870	$3,526	$920	$—	$3,870	$2,851
Other	2,178	(426)	4,561	1,653	2,178	3,210	4,561	8,163
Total other expense	$3,098	$(67)	$8,431	$5,179	$3,098	$3,210	$8,431	$11,014

Operating Ratios
NOI margin (NOI / total rental revenues) (1)(2)	73.5%	73.9%	74.1%	74.1%	73.5%	73.9%	74.1%	74.0%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	87.3%	84.3%	86.8%	85.2%	87.3%	84.7%	86.8%	85.2%

Additional Disclosures
Capitalized interest	$1,270	$1,611	$4,045	$4,949	$1,270	$1,598	$4,045	$4,896
Equity based compensation	2,433	1,872	9,452	5,533	2,433	38,881	9,452	42,542
Capitalized direct leasing compensation costs	3,622	3,348	15,126	13,253	3,622	3,348	15,126	13,253
Capitalized direct construction compensation costs	1,479	1,239	5,842	5,221	1,479	1,239	5,842	5,221

(1) NOI excludes unconsolidated joint venture Montecito Marketplace NOI of $191 and $737 at pro rata share for the three and twelve months ended December 31, 2014, respectively.
(2) NOI includes straight-line rents and above- and below-market rent amortization, net.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 11

SAME PROPERTY NOI ANALYSIS & RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS
Unaudited, dollars in thousands

	Actual Results (1)
	Three Months Ended			Twelve Months Ended
	12/31/14	12/31/13	Change	12/31/14	12/31/13	Change
Same Property NOI Analysis
Number of properties	478	478	—	478	478	—
Percent billed	91.3%	90.8%	0.5%	91.3%	90.8%	0.5%
Percent leased	92.9%	92.6%	0.3%	92.9%	92.6%	0.3%

Revenues
Rental income	$212,502	$206,776		$839,155	$813,894
Expense reimbursements	66,428	60,433		253,787	241,192
Percentage rents	1,262	1,374		5,743	6,342
	280,192	268,583	4.3%	1,098,685	1,061,428	3.5%
Operating expenses
Operating costs	(31,457)	(29,799)		(121,285)	(116,880)
Real estate taxes	(44,382)	(41,943)		(170,502)	(167,307)
Provision for doubtful accounts	(2,775)	(2,919)		(10,930)	(10,880)
	(78,614)	(74,661)	5.3%	(302,717)	(295,067)	2.6%
Same property NOI	$201,578	$193,922	3.9%	$795,968	$766,361	3.9%

Same property NOI excluding redevelopments (2)	$198,182	$190,786	3.9%	$774,977	$747,138	3.7%

NOI margin (3)	71.9%	72.2%	(0.4%)	72.4%	72.2%	0.3%
Expense recovery ratio	87.6%	84.2%	4.0%	87.0%	84.9%	2.5%

Percent contribution to same property NOI growth:
	Change	Percent Change		Change	Percent Change
Rent growth	5,726	3.0%		25,261	3.3%
Net recoveries	1,898	1.0%		4,995	0.7%
Other revenues	(112)	(0.1%)		(599)	(0.1%)
Provision for doubtful accounts	144	0.1%		(50)	0.0%
		3.9%			3.9%

Reconciliation of Net Income (Loss) Attributable to Brixmor Property Inc. to Same Property NOI
Net income (loss) attributable to Brixmor Property Group Inc.	$23,098	$(11,937)		$89,002	$(93,534)
Adjustments:
Revenue adjustments (4)	(16,320)	(24,470)		(67,536)	(76,087)
Depreciation and amortization	107,706	109,804		441,630	438,547
Impairment of real estate assets	—	—		—	1,531
General and administrative	20,954	55,403		80,175	121,082
Total other (income) expense	77,467	77,750		284,024	371,180
Equity in income of unconsolidated joint ventures	(123)	(166)		(370)	(1,167)
Gain on disposition of investments in unconsolidated joint ventures	—	—		(1,820)	—
Pro rata share of same property NOI of unconsolidated joint ventures	191	174		737	719
(Income) loss from discontinued operations	(771)	(3,395)		(20,080)	38,225
Net income (loss) attributable to non-controlling interests	2,851	(102)		43,849	(25,349)
Non-same property NOI	(13,475)	(9,139)		(53,643)	(8,786)

Same property NOI	$201,578	$193,922		$795,968	$766,361

Impact of redevelopments	(3,396)	(3,136)		(20,991)	(19,223)

Same property NOI excluding redevelopments (2)	$198,182	$190,786		$774,977	$747,138

(1) Represents all properties owned prior to the completion of the IPO excluding properties sold subsequent to the IPO. This portfolio also excludes the Excluded Properties and the Acquired
Properties. Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share.
(2) Excludes three redevelopment properties for the three months ended December 31, 2014 and December 31, 2013. Excludes six redevelopment properties for the twelve months ended
December 31, 2014 and December 31, 2013.
(3) NOI excludes straight-line rents and above- and below-market rent amortization, net.
(4) Includes adjustments for lease settlement income, straight-line rents, above- and below-market rent amortization, net and fee income from managed properties and unconsolidated joint ventures.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 12

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Pro Forma		Actual Results
	Three Months	Twelve Months	Three Months	Twelve Months
	Ended 12/31/14	Ended 12/31/14	Ended 12/31/14	Ended 12/31/14

Capital Expenditures (1):
Anchor space repositioning and redevelopment (2)(3)	$29,130	$96,815	$29,130	$96,815
Building and site improvements (4)	19,944	39,946	19,944	39,843
Tenant improvements	18,079	73,069	18,079	72,740
External leasing commissions	1,090	9,979	1,090	9,991
Total Capital Expenditures	$68,243	$219,809	$68,243	$219,389

(1) Includes unconsolidated joint ventures at pro rata share.
(2) Revenue-enhancing expenditures.
(3) Includes $22,383 for the twelve months ended December 31, 2014 related to the purchase of additional parcels for anchor space repositioning / redevelopment activities.
(4) Non revenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 13

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars in thousands

	Actual Results		Pro Forma
	12/31/14	12/31/13	12/31/13
Debt:
Revolving credit facility	$519,475	$120,179	$120,179
Term loans	2,100,000	1,500,000	1,500,000
Unsecured notes	243,453	353,619	353,619
Secured mortgages	3,116,882	3,928,182	3,911,381
Financial liabilities	—	172,689	172,689
Total principal debt	5,979,810	6,074,669	6,057,868
Add: Net unamortized premium	63,187	81,731	82,550
Total debt	6,042,997	6,156,400	6,140,418
Less: cash, cash equivalents and restricted cash	(113,759)	(189,372)	(170,179)
Net debt	5,929,238	5,967,028	5,970,239

Equity:
Stockholders' equity	2,903,710	2,342,468	2,342,468
Non-controlling interests	76,593	942,052	768,051
Total equity	2,980,303	3,284,520	3,110,519
Total capitalization	$8,909,541	$9,251,548	$9,080,758

Outstanding classes of stock and partnership units:
Common shares outstanding	296,552	229,680	229,680
Exchangeable BPG Sub shares held by non-controlling interests	—	58,663	58,663
Exchangeable OP Units held by non-controlling interests	7,695	15,878	15,878
	304,247	304,221	304,221

Liquidity:
Cash and cash equivalents and restricted cash	$113,759	$189,372	$170,179
Available under unsecured credit facility	730,525	1,129,821	1,129,821
	$844,284	$1,319,193	$1,300,000

	Actual Results	Pro Forma
	Three Months	Three Months
	Ended 12/31/14	Ended 12/31/13
Ratios:
Principal debt to total market capitalization (1)	44.2%	49.3%
Principal debt to total assets, before depreciation (consolidated portfolio only) (2)	53.1%	53.2%
Secured principal debt to total assets, before depreciation	27.7%	35.1%
Net principal debt to adjusted EBITDA (GAAP)	6.9x	7.1x
Net principal debt to adjusted EBITDA (cash)	7.5x	7.7x
Unencumbered assets to unsecured debt	2.0x	2.1x
Interest coverage (adjusted EBITDA / interest expense)	3.3x	2.9x
Debt service coverage (adjusted EBITDA / (interest expense + scheduled principal payments))	3.0x	2.6x
Fixed charge coverage (adjusted EBITDA / (interest expense + scheduled principal payments + preferred dividends))	3.0x	2.6x

	Actual
	12/31/14
Percentage of total debt:
Fixed	81.3%
Floating	18.7%
Unencumbered summary:
Percent of properties	51.0%
Percent of NOI	50.4%
Weighted average maturity (years):
Fixed	3.16
Floating	3.46
Total	3.21

(1) Market capitalization based on the December 31, 2014 closing stock price of $24.84.
(2) Excludes Inland Preferred for the three months ended December 31, 2013.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 14

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations

	Year		Scheduled Amortization	Scheduled Maturities	Total	Weighted Avg Interest Rate		Adjusted Total (2)
	2015		$29,660	$623,296	$652,956	5.37%		$552,956
	2016		22,458	1,235,404	1,257,862	5.60%		1,257,862
	2017		21,842	847,292	869,134	3.59%		349,659
	2018		19,307	1,500,169	1,519,476	2.39%		1,519,476
	2019		20,126	600,000	620,126	1.74%		620,126
	2020		15,213	840,365	855,578	6.50%		855,578
	2021		—	186,225	186,225	6.24%		186,225
	2022		—	—	—	—		—
	2023+		—	18,453	18,453	7.32%		718,453
	Total Debt Maturities (1)		$128,606	$5,851,204	$5,979,810	4.22%		$6,060,335

			Net unamortized premiums on mortgages		66,340
			Net unamortized discount on notes		(3,153)
			Debt obligations, net		$6,042,997

Detailed Maturity Schedule - Debt obligations
	Fixed Rate Secured Mortgages			Fixed Rate Unsecured Notes (3)		Variable Rate Unsecured Credit Facility / Fixed Rate Unsecured Credit Facility (3)
Year	Scheduled Amortization	Scheduled Maturities	Weighted Avg Interest Rate	Scheduled Maturities	Weighted Avg Interest Rate	Scheduled Maturities	Weighted Avg Interest Rate
2015	$29,660	$398,296	5.41%	$225,000	5.27%	$—	—
2016	22,458	1,235,404	5.60%	—	—	—	—
2017	21,842	327,817	6.42%	—	—	519,475	1.69%
2018	19,307	169	6.23%	—	—	1,500,000	2.34%
2019	20,126	—	6.18%	—	—	600,000	1.59%
2020	15,213	840,365	6.50%	—	—	—	—
2021	—	186,225	6.24%	—	—	—	—
2022	—	—	—	—	—	—	—
2023+	—	—	—	18,453	7.32%	—	—
Total Debt Maturities	$128,606	$2,988,276	5.96%	$243,453	5.43%	$2,619,475	2.04%

(1) Excludes unconsolidated joint venture debt obligations of $2,934 at pro rata share.
(2) Represents scheduled maturities adjusted for the repayment of $100,000 of Fixed Rate Unsecured Notes and the repayment of the Revolving Credit Facility balance of $519,475 with proceeds from the OP’s issuance of $700,000 aggregate principal amount 3.850% Senior Notes due 2025.

(3) No scheduled amortization until maturity dates.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 15

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	MSA	Properties	Balance	Interest Rate	Date	Total Indebtedness

FIXED RATE DEBT:
Secured Mortgages
Eustis Village	Orlando-Kissimmee-Sanford, FL	1	$12,092	5.45%	5/11/15	0.20%
Governors Town Square	Atlanta-Sandy Springs-Roswell, GA	1	9,343	5.20%	6/1/15	0.16%
Turnpike Plaza	Hartford-West Hartford-East Hartford, CT	1	20,500	4.90%	6/1/15	0.34%
Sarasota Village	North Port-Sarasota-Bradenton, FL	1	9,712	5.02%	6/1/15	0.16%
Sunshine Square	New York-Newark-Jersey City, NY-NJ-PA	1	16,695	6.85%	8/5/15	0.28%
Village West	Los Angeles-Long Beach-Anaheim, CA	1	12,647	5.25%	8/5/15	0.21%
REIT 20 LP 208	—	18	208,000	5.17%	9/1/15	3.48%
Westminster City Center	Denver-Aurora-Lakewood, CO	1	47,000	5.17%	9/1/15	0.79%
Hillcrest	Spartanburg, SC	1	18,500	7.50%	9/1/15	0.31%
Hampton Village Centre	Detroit-Warren-Dearborn, MI	1	27,336	5.65%	9/5/15	0.46%
Wilmington Island	Savannah, GA	1	8,587	5.05%	11/11/15	0.14%
Streetsboro Crossing	Akron, OH	1	8,925	5.37%	12/1/15	0.15%
REIT 4 LP 169	—	22	152,548	5.62%	1/1/16	2.55%
South Plaza Shopping Center	California-Lexington Park, MD	1	15,206	5.42%	1/11/16	0.25%
REIT 5 LP 240	—	12	220,033	5.63%	2/1/16	3.68%
Chicopee Marketplace	Springfield, MA	1	17,415	5.97%	6/1/16	0.29%
Cobblestone Village I and II	Miami-Fort Lauderdale-West Palm Beach, FL	1	9,994	5.97%	6/1/16	0.17%
Springdale	Mobile, AL	1	36,907	5.97%	6/1/16	0.62%
Wilkes-Barre Township Marketplace	Scranton--Wilkes-Barre--Hazleton, PA	1	10,613	5.97%	6/1/16	0.18%
Fashion Square	Jacksonville, FL	1	7,517	5.97%	6/1/16	0.13%
REIT 7 LP 86	—	7	86,000	6.32%	8/1/16	1.44%
REIT 16 LP 220	—	14	220,936	5.39%	11/1/16	3.69%
REIT 14 LP 226	—	15	226,109	5.44%	12/1/16	3.78%
REIT 15 LP 233	—	15	233,977	5.44%	12/9/16	3.91%
Dublin Village	Dublin, GA	1	6,325	5.78%	12/11/16	0.11%
Conyers Plaza I *	Atlanta-Sandy Springs-Roswell, GA	1	10,800	5.77%	1/1/17	0.18%
Freshwater - Stateline Plaza	Hartford-West Hartford-East Hartford, CT	1	17,936	8.00%	2/1/17	0.30%
Greensboro Village	Nashville-Davidson--Murfreesboro--Franklin, TN	1	8,954	5.52%	2/11/17	0.15%
LP - JPM 300	—	18	292,586	6.38%	9/1/17	4.89%
Whitaker Square	Winston-Salem, NC	1	9,159	6.32%	12/1/17	0.15%
Christmas Tree Plaza	New Haven-Milford, CT	1	3,731	7.89%	5/11/18	0.06%
LP - JPM CMBS	—	72	548,351	6.77%	8/1/20	9.17%
Monroe ShopRite Plaza	New York-Newark-Jersey City, NY-NJ-PA	1	8,442	6.50%	8/1/20	0.14%
Bethel Park	Pittsburgh, PA	1	9,810	6.50%	8/1/20	0.16%
Ivyridge	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	13,684	6.50%	8/1/20	0.23%
Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	48,782	6.50%	8/1/20	0.82%
Inland (Brixmor/IA, LLC) - Pool A	—	9	101,553	5.91%	12/6/20	1.70%
Inland (Brixmor/IA, LLC) - Pool B	—	8	93,011	5.91%	12/6/20	1.56%
Inland (Brixmor/IA, LLC) - Pool C	—	7	99,652	5.91%	12/31/20	1.67%
REIT 20 LP 51 A	—	4	48,153	6.24%	1/6/21	0.81%
REIT 20 LP 45 B	—	4	43,293	6.24%	1/6/21	0.72%
REIT 20 LP 42 C	—	5	40,473	6.24%	1/6/21	0.68%
REIT 20 LP 37 D	—	3	34,951	6.24%	1/6/21	0.58%
REIT 20 LP 43 E	—	4	40,644	6.24%	1/6/21	0.68%
TOTAL FIXED RATE SECURED MORTGAGES			3,116,882	5.96%		52.12%

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 16

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	MSA	Properties	Balance	Interest Rate	Date	Total Indebtedness

Unsecured Credit Facility
Term Loan Facility (1)	—	—	$1,500,000	2.34%	7/31/18	25.08%
TOTAL FIXED RATE UNSECURED CREDIT FACILITY			1,500,000	2.34%		25.08%

Unsecured Notes
5.30%, 2015 Brixmor LLC Notes	—	—	$100,000	5.30%	1/15/15	1.67%
5.25%, 2015 Brixmor LLC Notes	—	—	125,000	5.25%	9/15/15	2.09%
7.97%, 2026 Brixmor LLC Notes	—	—	694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes	—	—	6,100	7.65%	11/2/26	0.10%
7.68%, 2026 Brixmor LLC Notes I	—	—	748	7.68%	11/2/26	0.01%
6.90%, 2028 Brixmor LLC Notes I	—	—	2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II	—	—	5,486	6.90%	2/15/28	0.09%
7.50%, 2029 Brixmor LLC Notes	—	—	3,203	7.50%	7/30/29	0.05%
TOTAL FIXED RATE UNSECURED NOTES			243,453	5.43%		4.07%

TOTAL FIXED RATE DEBT			$4,860,335	4.82%		81.28%

VARIABLE RATE DEBT:
Unsecured Credit Facility
Revolving Credit Facility - L+150bps	—	—	$519,475	1.69%	7/31/17	8.69%
Term Loan Facility - L+140bps	—	—	600,000	1.59%	3/18/19	10.03%
TOTAL VARIABLE RATE UNSECURED CREDIT FACILITY			1,119,475	1.63%		18.72%

TOTAL VARIABLE RATE DEBT			$1,119,475	1.63%		18.72%

TOTAL DEBT			$5,979,810	4.22%		100.00%

		Net unamortized premiums on mortgages	66,340
		Net unamortized discount on notes	(3,153)
		DEBT OBLIGATIONS, NET	$6,042,997

* Indicates property is part of a larger shopping center.
(1) Term loan facility has been swapped from 1 month Libor to fixed at a combined rate of 0.844% (spread of 150bps).

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 17

UNSECURED NOTES COVENANT DISCLOSURE
Unaudited, dollars in thousands

On January 13, 2015, the OP issued $700.0 million of 10 year notes. The following summary provides the relevant covenant compliance assuming the notes were issued at December 31, 2014.

Covenants	Pro Forma As of 12/31/14

I. Aggregate debt test	< 65%	55.5%
Total Debt	6,123,693
Total Assets	11,041,059

II. Secured debt test	< 40%	28.8%
Total Secured Debt	3,183,221
Total Assets	11,041,059

III. Unencumbered asset ratio	> 150%	192.8%
Total Unencumbered Assets	5,670,458
Unsecured Debt	2,940,472

IV. Debt service test	> 1.5x	3.3x
Consolidated EBITDA	843,772
Annual Debt Service Charge	256,273

Definitions for unsecured notes covenants:

Debt:	Debt means, with respect to any person, any:
• indebtedness of such person in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments,
• indebtedness secured by any Lien on any property or asset owned by such person, but only to the extent of the lesser of (a) the amount of indebtedness so secured and (b) the fair market value (determined in good faith by the Operating Partnership) of the property subject to such Lien,
• reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable, or
• any lease of property by such person as lessee which is required to be reflected on such person’s balance sheet as a capitalized lease in accordance with GAAP;
in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as liabilities on such person’s balance sheet in accordance with GAAP; provided, however, that the term “Debt” will (1) include, to the extent not otherwise included, any non-contingent obligation of such person to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Debt of the types referred to above of another person, other than obligations to be liable for the Debt of another person solely as a result of non-recourse carveouts (it being understood that Debt shall be deemed to be incurred by such person whenever such person shall create, assume, guarantee or otherwise become liable in respect thereof) and (2) exclude any such indebtedness (or obligation referenced in clause (1) above)
that has been the subject of an “in substance” defeasance in accordance with GAAP and Intercompany Indebtedness that is subordinate in right of payment to the notes (or an obligation to be liable for, or to pay, Intercompany Indebtedness that is subordinate in right of payment to the notes).

Total Assets:	The sum of, without duplication: (i) Undepreciated Real Estate Assets and (ii) all other assets (excluding accounts receivable and non-real estate intangibles)
of Brixmor OP and its Subsidiaries, all determined on a consolidated basis in accordance with GAAP.

Total Unencumbered Assets:	The sum of, without duplication: (i) those Undepreciated Real Estate Assets which are not subject to a Lien securing Debt; and (ii) all other assets (excluding accounts receivable and non-real estate intangibles) of us and our Subsidiaries not subject to a Lien securing Debt, all determined on a consolidated basis in accordance with GAAP; provided, however, that, in determining Total Unencumbered Assets as a percentage of outstanding Unsecured Debt for purposes of the covenant set forth above in “Certain Covenants—Maintenance of Total Unencumbered Assets,” all investments in unconsolidated limited partnerships, unconsolidated limited liability companies and other unconsolidated entities shall be excluded from Total Unencumbered Assets.

Unsecured Debt:	Debt of Brixmor OP or any of its Subsidiaries which is not secured by a Lien on any property or assets of Brixmor OP or any of its Subsidiaries.

Consolidated EBITDA:	For any period means Consolidated Net Income of Brixmor OP and its Subsidiaries for such period, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense on Debt; (ii) provision for taxes based on income; (iii) amortization of debt discount, premium and deferred financing costs; (iv) the income or expense attributable to transactions involving derivative instruments that do not qualify for hedge accounting in accordance with GAAP; (v) impairment losses and gains on sales or other dispositions of properties and other investments;
(vi) depreciation and amortization; (vii) net amount of extraordinary items or non-recurring items, as may be determined by us in good faith;
(viii) amortization of deferred charges; (ix) gains or losses on early extinguishment of debt; and (x) noncontrolling interests; all determined on a consolidated basis in accordance with GAAP.

Annual Debt Service Charge:	For any period, the interest expense of Brixmor OP and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

Note: For full detailed descriptions of the OP Unsecured Notes Covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the
Securities and Exchange Commission on January 15, 2015.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 18

UNSECURED CREDIT FACILITY COVENANT DISCLOSURE
Unaudited, dollars in thousands

	Covenants	As of 12/31/14

I. Leverage ratio	< 60%	45.5%
Total Outstanding Indebtedness		5,982,743
Balance Sheet Cash		117,044
Total Asset Value		12,879,665

II. Secured leverage ratio	< 40%	23.3%
Total Secured Indebtedness		3,119,816
Balance Sheet Cash		117,044
Total Asset Value		12,879,665

III. Unsecured leverage ratio	< 60%	43.0%
Total Unsecured Indebtedness		2,862,928
Unrestricted Cash		63,880
Unencumbered Asset Value		6,506,531

IV. Fixed charge coverage ratio	> 1.5x	3.0x
Total Net Operating Income		897,791
Capital Expenditure Reserve		13,024
Fixed Charges		290,234

Definitions for line of credit covenants:

Total Outstanding Indebtedness:
Total Indebtedness including capital leases, financing liabilities, redeemable non-controlling interests, letters of credit, guarantee obligations, and the Company's applicable share of joint venture Indebtedness.

Balance Sheet Cash:	Cash and cash equivalents, Restricted cash, and certain Marketable securities.

Total Asset Value:
An amount equal to the sum of the following for the Company and the Company's applicable share of its joint ventures: (i) Net Operating Income from Stabilized Projects for the most recent six months annualized divided by 7.00%, (ii) the amount of Management Fees received by the Company for the most recent six months annualized divided by 7.00%, (iii) Acquisition Assets valued at the higher of their capitalization value (Net Operating Income for the most recent six months annualized divided by 7.00%) or acquisition cost, (iv) undepreciated Book Value of Land, (v) undepreciated Book Value of Assets Under Development, (vi) undepreciated Book Value of Non-Stabilized Projects, (vii) value of Mezzanine Debt Investments, (viii) value of all First Mortgage Receivables. The aggregate contributions to Total Asset Value from items (v), (vi), and (vii) above shall not exceed 35% of Total Asset Value.

Total Secured Indebtedness:	All indebtedness that is secured by a lien on any asset.
Total Unsecured Indebtedness:	All Indebtedness that is not Secured Indebtedness.

Unrestricted Cash:	Cash and cash equivalents, and certain marketable securities but excluding restricted cash.

Unencumbered Asset Value:	Total Asset Value from Unencumbered Assets.

Unencumbered Assets:
Any acquisition asset, land, operating property and any asset under development located in the Unites States which, as of any date of determination is not subject to any liens, claims, or restrictions on transferability or assignability of any kind other than (i) permitted encumbrances or liens in favor of the administrative agent and (ii) customary restrictions on transferability that result in a change of control or that trigger a right of first offer or right of first refusal.

Total Net Operating Income:
For the Company and the Company's applicable share of its joint ventures, as determined in accordance with GAAP, an amount equal to (i) the aggregate rental income and other revenues from the operation of all real estate assets, including from straight-lined rent and amortization of above- and below-market leases minus (ii) all expenses and other charges incurred in connection with the operation of such real estate assets but excluding the payment of or provision for debt service charges, income taxes, capital expenses, depreciation, amortization and other non-cash expenses.

Fixed Charges:
For any period, the sum of (i) total interest expense, (ii) all scheduled principal payments due on account of total outstanding indebtedness (excluding balloon payments) and (iii) all dividends payable on account of preferred stock or preferred operating partnership units of the borrower or any other person in the consolidated group.

Capital Expenditure Reserve:	For any Operating Property, an amount equal to (i) $0.15 multiplied by (ii) the number of square feet of such Operating Property.

Note: For full detailed descriptions of the Credit Facility Covenant calculations and definitions of capitalized terms please refer to the Revolving Credit and Term Loan Agreement, dated as of July 16, 2013 filed as Exhibit 10.6 to Amendment No. 1 to Form S-11, filed with the Securities and Exchange Commission on August 23, 2013.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 19

RECONCILIATION OF GAAP BALANCE SHEET TO PRO FORMA BALANCE SHEET
Unaudited, dollars in thousands

	Actual Results		Pro Forma
	12/31/2013	Adjustments (1)	12/31/2013
Assets
Real estate
Land	$2,055,802	$(66,642)	$1,989,160
Buildings and improvements	8,781,926	(127,027)	8,654,899
	10,837,728	(193,669)	10,644,059
Accumulated depreciation and amortization	(1,190,170)	29,692	(1,160,478)
Real estate, net	9,647,558	(163,977)	9,483,581
Investments in and advances to unconsolidated joint ventures	9,205	(4,034)	5,171
Cash and cash equivalents	113,915	(18,583)	95,332
Restricted cash	75,457	(610)	74,847
Marketable securities	22,104	—	22,104
Receivables, net	178,505	(2,921)	175,584
Deferred charges and prepaid expenses, net	105,522	(2,285)	103,237
Other assets	19,650	(5,607)	14,043
Total assets	$10,171,916	$(198,017)	$9,973,899

Liabilities
Debt obligations, net	$5,981,289	$(15,982)	$5,965,307
Financing liabilities, net	175,111	—	175,111
Accounts payable, accrued expenses and other liabilities	709,529	(8,034)	701,495
Total liabilities	6,865,929	(24,016)	6,841,913

Redeemable non-controlling interests	21,467	—	21,467
Commitments and contingencies	—	—	—

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
229,689,960 shares outstanding	2,297	—	2,297
Additional paid in capital	2,543,690	—	2,543,690
Accumulated other comprehensive loss	(6,812)	—	(6,812)
Distributions and accumulated losses	(196,707)	—	(196,707)
Total stockholders' equity	2,342,468	—	2,342,468
Non-controlling interests	942,052	(174,001)	768,051
Total equity	3,284,520	(174,001)	3,110,519
Total liabilities and equity	$10,171,916	$(198,017)	$9,973,899

(1) Reflects the impact of distributing the Excluded Properties as if the distribution was completed on December 31, 2013.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 20

RECONCILIATION OF GAAP STATEMENTS OF OPERATIONS TO PRO FORMA
STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended 12/31/13			Twelve Months Ended 12/31/14			Twelve Months Ended 12/31/13
	Actual Results	Adjustments (1)	Pro Forma	Actual Results	Adjustments (1)	Pro Forma	Actual Results	Adjustments (1)	Pro Forma
Revenues
Rental income	$233,643	$4,756	$238,399	$960,715	$—	$960,715	$887,466	$52,847	$940,313
Expense reimbursements	63,371	958	64,329	268,035	—	268,035	242,803	13,197	256,000
Other revenues	8,129	(6,171)	1,958	7,849	—	7,849	16,135	(6,032)	10,103
Total revenues	305,143	(457)	304,686	1,236,599	—	1,236,599	1,146,404	60,012	1,206,416

Operating expenses
Operating costs	31,014	897	31,911	129,148	—	129,148	116,522	8,126	124,648
Real estate taxes	43,822	566	44,388	179,504	—	179,504	168,468	7,347	175,815
Depreciation and amortization	109,804	3,545	113,349	441,630	—	441,630	438,547	36,951	475,498
Provision for doubtful accounts	2,950	68	3,018	11,537	—	11,537	10,899	385	11,284
Impairment of real estate assets	—	—	—	—	—	—	1,531	—	1,531
General and administrative	55,403	(36,968)	18,435	80,175	—	80,175	121,082	(38,012)	83,070
Total operating expenses	242,993	(31,892)	211,101	841,994	—	841,994	857,049	14,797	871,846

Other income (expense)
Dividends and interest	205	—	205	602	—	602	832	9	841
Interest expense	(72,466)	541	(71,925)	(262,812)	—	(262,812)	(343,193)	52,427	(290,766)
Gain (loss) on sale of real estate assets and acquisition of joint venture interest	—	—	—	378	—	378	2,223	(1,302)	921
Loss on extinguishment of debt, net	(2,279)	(105)	(2,384)	(13,761)	—	(13,761)	(20,028)	18,408	(1,620)
Other	(3,210)	3,277	67	(8,431)	—	(8,431)	(11,014)	5,835	(5,179)
Total other income (expense)	(77,750)	3,713	(74,037)	(284,024)	—	(284,024)	(371,180)	75,377	(295,803)

Income (loss) before equity in income of unconsolidated joint ventures	(15,600)	35,148	19,548	110,581	—	110,581	(81,825)	120,592	38,767
Equity in income of unconsolidated joint ventures	166	(58)	108	370	68	438	1,167	(541)	626
Gain on disposition of investments in unconsolidated joint ventures	—	—	—	1,820	(1,820)	—	—	—	—
Income (loss) from continuing operations	(15,434)	35,090	19,656	112,771	(1,752)	111,019	(80,658)	120,051	39,393

Discontinued operations
Income (loss) from discontinued operations	4,433	(4,397)	36	4,909	(4,787)	122	3,505	(3,509)	(4)
Gain on disposition of operating properties	761	(761)	—	15,171	(14,426)	745	3,392	(3,392)	—
Impairment of real estate held for sale	(1,799)	1,799	—	—	—	—	(45,122)	45,122	—
Income (loss) from discontinued operations	3,395	(3,359)	36	20,080	(19,213)	867	(38,225)	38,221	(4)

Net income (loss)	(12,039)	31,731	19,692	132,851	(20,965)	111,886	(118,883)	158,272	39,389
Net (income) loss attributable to non-controlling interests	102	(5,182)	(5,080)	(43,849)	21,017	(22,832)	25,349	(36,024)	(10,675)
Net income (loss) attributable to Brixmor Property Group, Inc.	(11,937)	26,549	14,612	89,002	52	89,054	(93,534)	122,248	28,714
Preferred stock dividends	(162)	162	—	(150)	—	(150)	(162)	162	—
Net income (loss) attributable to common stockholders	$(12,099)	$26,711	$14,612	$88,852	$52	$88,904	$(93,696)	$122,410	$28,714

Per common share:
Income (loss) from continuing operations:
Basic	$(0.06)	$0.12	$0.06	$0.36	$—	$0.36	$(0.33)	$0.46	$0.13
Diluted	$(0.06)	$0.12	$0.06	$0.36	$—	$0.36	$(0.33)	$0.45	$0.12
Net income (loss) attributable to common stockholders:
Basic	$(0.06)	$0.12	$0.06	$0.36	$—	$0.36	$(0.50)	$0.62	$0.12
Diluted	$(0.06)	$0.12	$0.06	$0.36	$—	$0.36	$(0.50)	$0.62	$0.12
Weighted average number of vested common shares:
Basic	213,675	14,438	228,113	243,390	—	243,390	188,993	39,120	228,113
Diluted	213,675	16,519	230,194	244,588	—	244,588	188,993	41,201	230,194

(1) Reflects the impact of the following transactions associated with the IPO including (i) the contribution of the Acquired Properties (ii) the distribution of the Excluded Properties (iii) the acquisition of the interest not already held in

Arapahoe Crossings L.P. (iv) borrowings under the unsecured credit facility, including the use thereof and (v) the net proceeds from the IPO, including the use thereof.
The pro forma adjustments for the three and twelve months ended December 31, 2013 associated with these transactions assume that each transaction was completed as of January 1, 2013. The pro forma adjustments for the twelve months ended December 31, 2014 associated with these transactions assume that each transaction was completed as of January 1, 2014.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 21

TRANSACTION SUMMARY

Supplemental Disclosure Three Months Ended December 31, 2014

ACQUISITIONS
Dollars in thousands

There were no acquisitions during the twelve months ended December 31, 2014.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 23

DISPOSITIONS
Dollars in thousands

Property Name	Property Type (1)	MSA	Sale Date	Sale Amount	Gain / (loss)	Cap- Rate	GLA / Acres	Percent Leased

Three Months Ended March 31, 2014
Building at Sunrise Town Center	B	Miami-Fort Lauderdale-West Palm Beach, FL	2/11/14	$3,000	$378	—	18,000	—
				3,000	378	—	18,000

Three Months Ended December 31, 2014
Sharpstown Plaza	S	Houston-The Woodlands-Sugar Land, TX	10/31/14	$4,250	$745	6.3%	43,631	91.4%
				4,250	745	6.3%	43,631

		TOTAL - TWELVE MONTHS ENDED 12/31/14		$7,250	$1,123	6.3%	61,631

(1) B - Building; S - Shopping Center.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 24

IPO PORTFOLIO SUMMARY

Supplemental Disclosure Three Months Ended December 31, 2014

Joint venture, Montecito Marketplace is included at 100%

PORTFOLIO OVERVIEW

		As of:
		12/31/14	9/30/14	6/30/14	3/31/14	12/31/13

Number of properties		521	522	522	522	522
GLA		86,828,506	86,769,179	86,764,493	86,718,016	86,806,352
Percent leased		92.8%	92.7%	92.5%	92.3%	92.4%
TOTAL ≥ 10,000 SF		97.1%	97.0%	97.0%	96.7%	97.1%
TOTAL < 10,000 SF		82.6%	82.6%	82.1%	81.9%	81.6%
Percent billed		91.3%	90.8%	90.5%	90.5%	90.7%
ABR		$915,619,305	$910,849,214	$903,423,457	$898,961,821	$895,080,953
ABR/SF		$12.14	$12.10	$12.04	$12.01	$11.93
Percent grocery anchored		71%	70%	70%	70%	70%
Percent community shopping centers		63%	63%	63%	63%	63%
Percent neighborhood shopping centers		37%	37%	37%	37%	37%

PORTFOLIO BY UNIT SIZE AS OF 12/31/14
	Number of Units	GLA	Percent Leased	Percent Billed	Percent of Vacant GLA	ABR	ABR/SF
≥ 35,000 SF	580	36,191,704	98.7%	98.0%	7.6%	$273,657,310	$8.62
20,000 – 34,999 SF	558	14,704,352	96.6%	94.7%	8.1%	132,333,693	9.47
10,000 - 19,999 SF	730	9,916,157	92.4%	89.4%	12.1%	110,476,988	12.39
5,000 - 9,999 SF	1,382	9,524,928	85.0%	82.5%	22.9%	119,979,934	15.49
< 5,000 SF	8,013	16,491,365	81.3%	79.5%	49.3%	279,171,380	21.38
TOTAL	11,263	86,828,506	92.8%	91.3%	100.0%	$915,619,305	$12.14

TOTAL ≥ 10,000 SF	1,868	60,812,213	97.1%	95.8%	27.8%	$516,467,991	$9.45
TOTAL < 10,000 SF	9,395	26,016,293	82.6%	80.6%	72.2%	399,151,314	19.19

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 26

TOP FORTY RETAILERS RANKED BY ABR

	Retailer	Owned Leases	GLA	Percent of Portfolio GLA	ABR	Percent of Portfolio ABR

1	The Kroger Co. (1)	68	4,366,884	5.0%	$30,164,951	3.3%
2	The TJX Companies, Inc. (2)	93	2,966,734	3.4%	28,975,579	3.2%
3	Wal-Mart Stores, Inc. (3)	29	3,523,320	4.1%	17,132,841	1.9%
4	Publix Super Markets, Inc. (4)	39	1,801,416	2.1%	16,650,717	1.8%
5	Dollar Tree Stores, Inc. (5)	130	1,491,921	1.7%	15,194,586	1.7%
6	Ahold USA, Inc. (6)	21	1,259,102	1.5%	14,064,340	1.5%
7	Sears Holdings Corporation (7)	26	2,400,905	2.8%	10,367,548	1.1%
8	Office Depot, Inc. (8)	41	940,798	1.1%	9,926,883	1.1%
9	PetSmart, Inc.	31	678,994	0.8%	9,578,526	1.0%
10	Bed Bath & Beyond Inc. (9)	31	754,873	0.9%	9,390,742	1.0%
	TOP 10 RETAILERS	509	20,184,947	23.2%	161,446,714	17.6%

11	Ross Stores, Inc. (10)	30	844,474	1.0%	9,118,572	1.0%
12	Best Buy Co., Inc.	16	660,392	0.8%	8,778,043	1.0%
13	Burlington Stores, Inc.	16	1,220,369	1.4%	8,553,421	0.9%
14	Big Lots, Inc.	45	1,448,043	1.7%	8,525,582	0.9%
15	Safeway Inc. (11)	15	826,323	1.0%	8,164,737	0.9%
16	Staples, Inc.	31	680,559	0.8%	7,625,640	0.8%
17	Kohl's Corporation	12	1,002,715	1.2%	7,269,745	0.8%
18	PETCO Animal Supplies, Inc. (12)	34	462,905	0.5%	7,077,644	0.8%
19	DICK'S Sporting Goods, Inc. (13)	12	492,031	0.6%	6,400,866	0.7%
20	Hobby Lobby Stores, Inc.	16	943,615	1.1%	6,178,498	0.7%
	TOP 20 RETAILERS	736	28,766,373	33.1%	239,139,462	26.1%

21	Bi-Lo Holdings, LLC (14)	17	791,373	0.9%	5,976,067	0.7%
22	Ascena Retail Group, Inc. (15)	55	336,568	0.4%	5,846,125	0.6%
23	L.A. Fitness International, LLC	9	390,095	0.4%	5,811,724	0.6%
24	The Home Depot, Inc.	8	799,388	0.9%	5,544,521	0.6%
25	Michaels Stores, Inc.	24	531,124	0.6%	5,533,134	0.6%
26	H.E. Butt Grocery Company (16)	8	510,551	0.6%	5,471,054	0.6%
27	Party City Corporation	32	395,165	0.5%	5,407,110	0.6%
28	Giant Eagle, Inc. (17)	7	555,560	0.6%	5,126,734	0.6%
29	CVS Health	24	313,940	0.4%	5,070,012	0.6%
30	Stage Stores, Inc. (18)	34	805,812	0.9%	4,923,854	0.5%
31	Walgreen Co.	21	300,253	0.3%	4,835,891	0.5%
32	Albertsons LLC (19)	8	456,420	0.5%	4,765,623	0.5%
33	Barnes & Noble, Inc.	12	258,663	0.3%	4,459,215	0.5%
34	The Great Atlantic & Pacific Tea Company (20)	7	330,480	0.4%	4,396,267	0.5%
35	Toys"R"US, Inc. (21)	13	477,284	0.5%	4,244,320	0.5%
36	Jo-Ann Stores, Inc.	22	422,528	0.5%	4,173,016	0.5%
37	Wakefern Food Corporation (22)	7	354,575	0.4%	4,064,206	0.4%
38	Sally Beauty Holdings, Inc.	117	196,275	0.2%	4,063,434	0.4%
39	Payless ShoeSource	68	209,597	0.2%	4,031,342	0.4%
40	JPMorgan Chase & Co.	31	111,775	0.1%	4,015,057	0.4%
	TOTAL TOP 40 RETAILERS	1,260	37,313,799	43.0%	$336,898,168	36.8%

	Impact of Pending Transactions:
	Safeway Inc. and Albertsons LLC merger	22	1,229,625	2.0%	$12,245,416	1.4%

(1) Includes Kroger (54), Harris Teeter (3), King Soopers (3), Ralphs (3), Smith's (2),		(8) Includes Office Depot (22) and OfficeMax (19).			(16) Includes H-E-B (7) and Central Market (1).
Dillons (1), Food 4 Less (1) and Pay Less (1).		(9) Includes Bed Bath & Beyond (17), Harmon Face Values (6), Christmas Tree			(17) Includes Giant Eagle (6) and Good Cents Grocery + More (1).
(2) Includes T.J. Maxx (50), Marshalls (35) and HomeGoods (8).		Shops (4), World Market (3) and buybuy BABY (1).			(18) Includes Bealls Outlet (12), Peebles (9), Bealls (6), Palais Royal (3),
(3) Includes Supercenters (14), Discount Stores (9), Walmart Neighborhood		(10) Includes Ross Dress for Less (29) and dd's Discounts (1).			Goody's (2), Stage (1) and Steele's and Deals (1).
Market (5) and Sam's Club (1).		(11) Includes Vons (5), Randalls (4), Dominick's (3) and Tom Thumb (3).			(19) Includes Shaw's (3), Albertsons (2), Jewel-Osco (2) and Acme (1).
(4) Includes Publix (38) and Publix Sabor (1).		(12) Includes PETCO (33) and Unleashed (1).			(20) Includes A&P (3), Pathmark (2), Superfresh (1) and Waldbaum's (1).
(5) Includes Dollar Tree (126), Deals (3) and Dollar Stop (1).		(13) Includes DICK'S Sporting Goods (9) and Golf Galaxy (3).			(21) Includes Babies"R"Us (8) and Toys"R"Us (5).
(6) Includes Giant Food (10), Super Stop & Shop (7), Martin's Food Markets (2),		(14) Includes Winn-Dixie (9), BI-LO (5) and Harveys (3).			(22) Includes ShopRite (4) and PriceRite (3).
Stop & Shop (1) and Tops (1).		(15) Includes dressbarn (24), Catherines (11), Lane Bryant (8), Justice (7) and
(7) Includes Kmart (23), Sears (2) and Sears Outlet (1).		maurices (5).

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 27

NEW & RENEWAL LEASE SUMMARY

						Comparable Only
		Leases	GLA	New ABR	New ABR/SF	Leases	GLA	New ABR/SF	Old ABR/SF	Rent Growth (1)
TOTAL - ALL LEASES
Three months ended 12/31/14		466	3,107,911	$40,064,129	$12.89	365	2,635,743	$13.05	$11.46	13.9%
Three months ended 9/30/14		535	3,352,890	43,369,252	12.93	415	3,023,596	12.68	11.14	13.9%
Three months ended 6/30/14		556	3,700,930	42,653,655	11.53	415	3,069,250	11.54	10.37	11.2%
Three months ended 3/31/14		525	2,936,680	38,070,170	12.96	392	2,512,983	12.72	11.43	11.3%
TOTAL - TTM		2,082	13,098,411	$164,157,205	$12.53	1,587	11,241,572	$12.46	$11.07	12.6%

NEW LEASES
Three months ended 12/31/14		177	995,012	$13,380,610	$13.45	76	522,844	$14.77	$10.43	41.6%
Three months ended 9/30/14		194	1,015,260	13,402,637	13.2	74	685,966	12.19	9.2	32.5%
Three months ended 6/30/14		214	1,094,245	13,698,310	12.52	73	462,565	13.95	10.96	27.3%
Three months ended 3/31/14		202	744,131	11,295,760	15.18	69	320,434	16.19	13.38	21%
TOTAL - TTM		787	3,848,648	$51,777,317	$13.45	292	1,991,809	$13.92	$10.61	31.2%

RENEWAL & OPTION LEASES
Three months ended 12/31/14		289	2,112,899	$26,683,519	$12.63	289	2,112,899	$12.63	$11.71	7.9%
Three months ended 9/30/14		341	2,337,630	29,966,615	12.82	341	2,337,630	12.82	11.7	9.5%
Three months ended 6/30/14		342	2,606,685	28,955,345	11.11	342	2,606,685	11.11	10.27	8.2%
Three months ended 3/31/14		323	2,192,549	26,774,410	12.21	323	2,192,549	12.21	11.15	9.5%
TOTAL - TTM		1,295	9,249,763	$112,379,889	$12.15	1,295	9,249,763	$12.15	$11.17	8.8%

RENT GROWTH BY TENANT SIZE						LEASES BY ANCHOR AND SMALL SHOP - THREE MONTHS ENDED 12/31/14
	Three Months Ended						% of Leases	% of GLA	% of ABR	New ABR/SF
TOTAL - ALL LEASES	12/31/2014	9/30/2014	6/30/2014	3/31/2014		Anchor Leases (≥ 10,000 SF)
≥ 35,000 SF	16.3%	14.1%	15.0%	4.1%		Total - All leases	15%	67%	53%	$10.32
20,000 – 34,999 SF	16.1%	15.3%	10.2%	11.4%		New leases	14%	59%	47%	10.90
10,000 - 19,999 SF	14.6%	32.5%	11.3%	13.8%		Renewal leases	16%	70%	56%	10.09
5,000 - 9,999 SF	12.7%	9.8%	13.8%	12.5%
< 5,000 SF	11.2%	10.1%	8.4%	13.5%		Small Shop Leases (< 10,000 SF)
TOTAL	13.9%	13.9%	11.2%	11.3%		Total - All leases	85%	33%	47%	$18.01
TOTAL ≥ 10,000 SF	15.9%	17.8%	12.7%	8.9%		New leases	86%	41%	53%	17.05
TOTAL < 10,000 SF	11.5%	10.0%	9.6%	13.2%		Renewal leases	84%	30%	44%	18.64

(1) Cash.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 28

NEW LEASE NET EFFECTIVE RENT

	Twelve Months Ended	Three Months Ended
	12/31/14	12/31/14	9/30/14	6/30/14	3/31/14
NEW LEASES
Weighted average over lease term:
Base rent	$14.04	$14.12	$13.78	$13.00	$15.81
TI/TA allowance	(2.16)	(2.20)	(2.18)	(2.15)	(2.10)
Landlord work	(0.39)	(0.45)	(0.27)	(0.37)	(0.50)
Third party leasing commissions	(0.35)	(0.40)	(0.37)	(0.27)	(0.38)
Rent concessions	—	—	—	—	—
EQUIVALENT NET EFFECTIVE RENT	$11.14	$11.07	$10.96	$10.21	$12.83
Net effective rent / base rent	79%	78%	80%	79%	81%
Weighted average term (years)	8.3	8.1	8.6	8.9	7.2

PERCENT OF TOTAL EQUIVALENT NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	37%	45%	42%	38%	20%
< 10,000 SF	63%	55%	58%	62%	80%

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 29

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name		MSA		Description
IN PROCESS ANCHOR SPACE REPOSITIONINGS
1	California Oaks Center		Riverside-San Bernardino-Ontario, CA		Remerchandise former Ralphs with a 19K SF Barons Market
2	Stratford Square		Bridgeport-Stamford-Norwalk, CT		Reconfigure former movie theatre with a 49K SF LA Fitness
3	Marketplace at Wycliffe		Miami-Fort Lauderdale-West Palm Beach, FL		Remerchandise former Winn-Dixie with a 45K SF Walmart Neighborhood Market
4	Park Shore Shopping Center		Naples-Immokalee-Marco Island, FL		Remerchandise former Kmart with a 60K SF Burlington Coat Factory, an additional 35K SF junior anchor and a 5K SF small shop space
5	Pointe Orlando		Orlando-Kissimmee-Sanford, FL		Addition of a 7K SF Blue Martini Lounge, a 6K SF RA Sushi and a 3K SF Minus 5 Ice Bar
6	Panama City Square		Panama City, FL		Remerchandise former Michaels with a 28K SF Harbor Freight Tools
7	Mansell Crossing		Atlanta-Sandy Springs-Roswell, GA		Remerchandise former OfficeMax with a 24K SF REI
8	The Village at Mableton		Atlanta-Sandy Springs-Roswell, GA		Remerchandise former Shoppes at Mableton with a 30K SF Ollie's Bargain Outlet
9	Wilmington Island		Savannah, GA		Reconfigure junior anchor and small shop space to accommodate expansion of existing Kroger to 75K SF prototype store and addition of Kroger fuel center
10	The Commons of Crystal Lake		Chicago-Naperville-Elgin, IL-IN-WI		Remerchandise former Marshalls and Toys R Us with a 58K SF Burlington Coat Factory
11	Westview Center		Chicago-Naperville-Elgin, IL-IN-WI		Relocation and expansion of existing Dollar Tree to 17K SF and rightsizing of Premiere Furniture to 12K SF to accommodate a 22K SF Sears Home Outlet
12	Karam Shopping Center		Lafayette, LA		Remerchandise former Conn's with a 21K SF dd's Discount (Ross Dress for Less)
13	West Ridge		Detroit-Warren-Dearborn, MI		Remerchandise former Tile Shop with a 25K SF Bed Bath & Beyond
14	Ellisville Square		St. Louis, MO-IL		Remerchandise former Kmart with a 40K SF Sports Authority, a 19K SF Michaels, a 16K SF Party City and a 4K SF outparcel
15	Hamilton Plaza-Kmart Plaza		Trenton, NJ		Reconfigure former Acme with a 19K SF Planet Fitness and a 13K SF Hibachi Grill
16	Kmart Plaza		Syracuse, NY		Remerchandise former Kmart with a 50K SF Dick's Sporting Goods, an additional 34K SF junior anchor, a 7K SF small shop space and a 6K SF outparcel
17	McMullen Creek Market		Charlotte-Concord-Gastonia, NC-SC		Reconfigure 25K SF Staples and adjacent vacant junior anchor with a 45K SF Walmart Neighborhood Market and relocate existing 6K SF Lebo's Footwear to enable rightsizing of Staples to 13K SF
18	Harpers Station		Cincinnati, OH-KY-IN		Remerchandise former Bova furniture with a 29K SF Fresh Thyme Farmers Market (Meijer) and combination of adjacent small shop vacancies for an 8K SF Pet Supplies Plus
19	Collegetown Shopping Center		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD		Reconfigure former Acme with a 42K SF LA Fitness and an additional 5K SF of retail space
20	Boyertown Shopping Center		Reading, PA		Addition of a 20K SF Tractor Supply Co. in remainder of former Ames space
21	Festival Centre		Charleston-North Charleston, SC		Remerchandise former Hamrick's with a 40K SF Sears Outlet
22	Kingston Overlook		Knoxville, TN		Remerchandise former American Signature Home with a 53K SF Sears Home Outlet
23	Watson Glen Shopping Center		Nashville-Davidson--Murfreesboro--Franklin, TN		Remerchandise former Kmart with an 86K SF At Home (Garden Ridge)
24	Williamson Square		Nashville-Davidson--Murfreesboro--Franklin, TN		Remerchandise former grocer with a 29K SF SkyZone and a 17K SF Planet Fitness
25	Bardin Place Center		Dallas-Fort Worth-Arlington, TX		Reconfigure former Sports Authority and adjacent small shop space with an 86K SF WinCo Foods
26	Ridgeview Centre		Wise, VA		Remerchandise former Kmart with a 29K SF Ollie's Bargain Outlet
27	Mequon Pavilions		Milwaukee-Waukesha-West Allis, WI		Combination of four adjacent small shop spaces for a 25K SF Marshalls and relocation of existing 5K SF Men's Wearhouse and 3K SF Fitness Together

COMPLETED ANCHOR SPACE REPOSITIONINGS - TWELVE MONTHS ENDED 12/31/14
1	Bakersfield Plaza		Bakersfield, CA		Remerchandise former CVS with a 29K SF Ross Dress for Less
2	San Dimas Plaza		Los Angeles-Long Beach-Anaheim, CA		Addition of a 46K SF Smart & Final Extra! in former Ralphs (Kroger)
3	Rose Pavilion		San Francisco-Oakland-Hayward, CA		Reconfigure former TGI Friday's outparcel with a 14K SF CVS with drive thru
4	Westminster City Center		Denver-Aurora-Lakewood, CO		Reconfigure former Circuit City with a 26K SF Ross Dress for Less and a 23K SF Jo-Ann Fabrics and remerchandise vacant junior anchor with an 11K SF Ulta
5	The Manchester Collection		Hartford-West Hartford-East Hartford, CT		Remerchandise former Sports Authority with a 42K SF Hobby Lobby and reconfigure former Petco and adjacent vacancy with a 25K SF Ashley Furniture
6	Colonial Marketplace		Orlando-Kissimmee-Sanford, FL		Reconfigure former AC Moore and OfficeMax with a 60K SF Burlington Coat Factory
7	County Line Plaza		Jackson, MS		Remerchandise former Haverty's Furniture with a 43K SF Conn's
8	University Commons		Greenville, NC		Remerchandise a 29K SF former Circuit City with a 14K SF Petco, a 9K SF Kirkland's and a 6K SF Sleepy's
9	Midway Market Square		Cleveland-Elyria, OH		Remerchandise former furniture store with a 26K SF Jo-Ann Fabric & Craft Store
10	South Towne Centre		Dayton, OH		Combination of five adjacent small shop spaces for a 14K SF OfficeMax
11	County Line Plaza		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD
Rightsize existing 67K SF VF Outlet to 35K SF and demise remaining space for a 21K SF Bottom Dollar (Delhaize) and an additional retailer; remerchandise former Payless ShoeSource with a 4K SF Sherwin Williams and an existing outparcel with a 3K SF TD Bank

12	Pilgrim Gardens		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD		Remerchandise former Loehmann's with a 22K SF Ross Dress for Less
13	Dillsburg Shopping Center		York-Hanover, PA		Reconfigure former Giant Food (Ahold) to accommodate a 38K SF Tractor Supply and a 7K SF freestanding Advanced Auto Parts
14	Five Points		Corpus Christi, TX		Remerchandise center with a 23K SF Burke's Outlet, a 16K SF Party City, a 13K SF PETCO, a 26K SF Ross Dress for Less and the expansion of Beall's to a 35K SF prototype
15	Hunting Hills		Roanoke, VA		Reconfigure former Walmart with a 101K SF Kohl’s and a 17K SF PetSmart and remerchandise small shop space with a 10K SF Dollar Tree and a 7K SF Rack Room Shoes

2014 Anchor Space Repositionings:
		Number of Projects	Expected Total Project Costs	NOI Yield
	In Process	27	$92,089	13.0%
	Completed	15	53,027	13.7%
	TOTAL	42	$145,115	13.3%

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 30

LEASE EXPIRATION SCHEDULE

	TOTAL PORTFOLIO					SPACES > 10,000 SF					SPACES < 10,000 SF
	Number of		Percent of		Percent	Number of		Percent of		Percent	Number of		Percent of		Percent
	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR
ASSUMES NO EXERCISE OF RENEWAL OPTIONS AND NO BASE RENT ESCALATIONS OVER LEASE TERM
Month to Month	398	1,136,285	1.4%	$13.50	1.7%	14	280,657	0.5%	$9.39	0.5%	384	855,628	4.0%	$14.84	3.2%
2015	1,467	8,827,844	11.0%	10.79	10.4%	196	5,679,570	9.6%	7.54	8.3%	1,271	3,148,274	14.6%	16.64	13.1%
2016	1,600	11,732,641	14.6%	11.27	14.4%	241	8,069,613	13.7%	8.27	12.9%	1,359	3,663,028	17.0%	17.89	16.4%
2017	1,592	10,641,702	13.2%	12.06	14.0%	230	7,143,303	12.1%	8.68	12.0%	1,362	3,498,399	16.3%	18.97	16.6%
2018	1,305	9,467,047	11.8%	12.21	12.6%	202	6,374,949	10.8%	8.91	11.0%	1,103	3,092,098	14.4%	18.99	14.7%
2019	1,206	9,928,083	12.3%	11.46	12.4%	213	7,124,784	12.1%	8.54	11.8%	993	2,803,299	13.0%	18.88	13.3%
2020	550	6,961,305	8.6%	10.46	8.0%	156	5,700,230	9.6%	8.56	9.4%	394	1,261,075	5.9%	19.05	6.0%
2021	257	3,432,806	4.3%	11.21	4.2%	91	2,836,793	4.8%	9.55	5.2%	166	596,013	2.8%	19.11	2.9%
2022	235	3,550,475	4.4%	10.67	4.1%	82	2,953,448	5.0%	8.54	4.9%	153	597,027	2.8%	21.22	3.2%
2023	262	3,584,245	4.4%	10.12	4.0%	93	2,917,130	4.9%	8.09	4.6%	169	667,115	3.1%	19.03	3.2%
2024+	612	11,307,824	14.0%	11.47	14.2%	264	9,993,398	16.9%	10.00	19.3%	348	1,314,426	6.1%	22.64	7.5%

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS AND ANY BASE RENT ESCALATIONS OVER LEASE TERM (1)
Month to Month	398	1,136,285	1.4%	$13.50	1.3%	14	280,657	0.5%	$9.39	0.4%	384	855,628	4.0%	$14.84	2.8%
2015	1,030	3,576,109	4.4%	13.11	3.9%	67	1,343,059	2.3%	7.66	1.4%	963	2,233,050	10.4%	16.39	8.2%
2016	974	3,590,363	4.5%	13.82	4.2%	64	1,446,340	2.4%	7.62	1.5%	910	2,144,023	10.0%	18.01	8.7%
2017	983	3,422,321	4.2%	14.71	4.2%	53	1,254,293	2.1%	8.27	1.4%	930	2,168,028	10.1%	18.44	9.0%
2018	717	2,399,032	3.0%	16.45	3.3%	43	815,477	1.4%	11.26	1.2%	674	1,583,555	7.4%	19.13	6.8%
2019	677	2,828,339	3.5%	14.27	3.4%	53	1,277,163	2.2%	9.16	1.6%	624	1,551,176	7.2%	18.47	6.4%
2020	454	2,524,936	3.1%	13.02	2.8%	53	1,431,148	2.4%	8.62	1.7%	401	1,093,788	5.1%	18.77	4.6%
2021	381	1,888,288	2.3%	15.55	2.5%	38	880,015	1.5%	10.11	1.2%	343	1,008,273	4.7%	20.31	4.6%
2022	389	1,837,886	2.3%	16.27	2.5%	41	803,468	1.4%	9.82	1.1%	348	1,034,418	4.8%	21.28	4.9%
2023	416	2,199,678	2.7%	15.44	2.9%	48	1,066,108	1.8%	9.54	1.4%	368	1,133,570	5.3%	20.99	5.3%
2024+	3,065	55,167,020	68.5%	14.90	69.1%	1,308	48,476,147	82.1%	13.40	87.3%	1,757	6,690,873	31.1%	25.78	38.7%

LEASE RETENTION RATE
			By Count	By GLA
Twelve Months Ended 12/31/2014			77.0%	83.2%

(1) ABR for leases whose future option rent is based on fair market value or CPI is reported as the ABR for the last year of the current lease term.
ABR/SF includes ground leases.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 31

REDEVELOPMENT SUMMARY
Dollars in thousands

					Construction		Expected
				Percent	Stabilization	Percent	Total	NOI
	Property Name	MSA	Project Description	Leased	Quarter	Complete	Project Cost	Yield

REDEVELOPMENTS:
COMPLETED REDEVELOPMENTS - TWELVE MONTHS ENDED 12/31/14

1	The Commons at Wolfcreek	Memphis, TN-MS-AR	Rightsizing of existing 50K SF Value City Furniture to 38K SF and remerchandise excess space and adjacent retail space with a 74K SF Academy Sports in a newly constructed building	93.5%	Dec-14	100%	$7,862	10.8%
2	Valley Crossing	Hickory-Lenoir-Morganton, NC	Redevelopment of north end of shopping center with a 71K SF Academy Sports, a 16K SF Harbor Freight Tools and one new junior anchor, as well as façade improvements	100.0%	Jun-14	100%	8,130	12.2%
3	Florence Plaza - Florence Square	Cincinnati, OH-KY-IN	Redevelopment of former theatre and adjacent small shop space to accommodate a 124K SF Kroger Marketplace	90.7%	Jun-14	100%	6,604	10.0%
	TOTAL COMPLETED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						22,595	11.1%

OUTPARCEL DEVELOPMENTS:
IN PROCESS OUTPARCEL DEVELOPMENTS

1	Century Plaza Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Construction of a new 13K SF CVS drive-thru pharmacy outparcel	76.7%	Dec-16	8%	$3,831	11.8%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						3,831	11.8%

	TOTAL IN PROCESS AND COMPLETED REDEVELOPMENT AND OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$26,427	11.2%

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 32

PROPERTIES BY LARGEST US MSAs
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2013 Population	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	30	3,642,868	93.4%	92.0%	$59,859	$18.32	5.8%	4.2%	6.5%
2	Los Angeles-Long Beach-Anaheim, CA	9	1,684,935	98.7%	97.9%	28,291	17.40	1.7%	1.9%	3.1%
3	Chicago-Naperville-Elgin, IL-IN-WI	16	3,956,049	92.7%	90.2%	43,536	12.41	3.1%	4.6%	4.8%
4	Dallas-Fort Worth-Arlington, TX	16	2,976,623	93.4%	91.5%	39,950	14.64	3.1%	3.4%	4.4%
5	Houston-The Woodlands-Sugar Land, TX	37	4,612,061	95.3%	95.0%	47,608	11.16	7.1%	5.3%	5.2%
6	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	27	4,204,342	94.7%	92.5%	53,862	15.22	5.2%	4.8%	5.9%
7	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	97.1%	97.1%	4,643	10.60	0.6%	0.5%	0.5%
8	Miami-Fort Lauderdale-West Palm Beach, FL	10	1,729,743	87.6%	83.3%	19,457	13.38	1.9%	2.0%	2.1%
9	Atlanta-Sandy Springs-Roswell, GA	24	3,587,684	91.2%	90.6%	33,271	10.27	4.6%	4.1%	3.6%
10	Boston-Cambridge-Newton, MA-NH	5	536,315	94.1%	91.4%	6,012	12.27	1.0%	0.6%	0.7%
	Top 10 Largest US MSAs by Population	177	27,381,880	93.6%	92.0%	336,489	13.70	34.0%	31.5%	36.7%

11	San Francisco-Oakland-Hayward, CA	2	476,369	94.3%	93.8%	8,661	24.48	0.4%	0.5%	0.9%
12	Phoenix-Mesa-Scottsdale, AZ	1	119,525	77.4%	77.4%	565	6.11	0.2%	0.1%	0.1%
13	Riverside-San Bernardino-Ontario, CA	4	537,795	94.6%	93.9%	6,441	12.75	0.8%	0.6%	0.7%
14	Detroit-Warren-Dearborn, MI	9	1,633,504	92.9%	89.7%	16,120	11.43	1.7%	1.9%	1.8%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,191,459	93.1%	89.7%	12,943	12.41	1.5%	1.4%	1.4%
17	San Diego-Carlsbad, CA	2	505,814	97.6%	97.6%	8,947	18.77	0.4%	0.6%	1.0%
18	Tampa-St. Petersburg-Clearwater, FL	15	2,389,002	92.8%	92.5%	25,663	12.13	2.9%	2.8%	2.8%
19	St. Louis, MO-IL	4	670,045	89.4%	89.1%	4,816	8.62	0.8%	0.8%	0.5%
20	Baltimore-Columbia-Towson, MD	1	219,862	99.5%	99.5%	2,617	11.96	0.2%	0.3%	0.3%
	Top 20 Largest US MSAs by Population	223	35,125,255	93.5%	91.9%	423,263	13.51	42.8%	40.5%	46.2%

21	Denver-Aurora-Lakewood, CO	5	1,199,699	97.2%	95.8%	14,309	12.33	1.0%	1.4%	1.6%
22	Pittsburgh, PA	1	218,714	95.7%	95.7%	1,613	8.50	0.2%	0.3%	0.2%
23	Charlotte-Concord-Gastonia, NC-SC	6	1,702,148	87.6%	85.0%	13,469	9.94	1.2%	2.0%	1.5%
24	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
25	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
26	Orlando-Kissimmee-Sanford, FL	7	996,317	91.3%	89.3%	14,797	16.63	1.3%	1.1%	1.6%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	100.0%	95.2%	1,962	18.92	0.2%	0.1%	0.2%
28	Cincinnati, OH-KY-IN	7	1,934,812	94.8%	93.4%	19,800	12.50	1.3%	2.2%	2.2%
29	Cleveland-Elyria, OH	7	1,450,837	92.2%	91.5%	14,511	10.85	1.3%	1.7%	1.6%
30	Kansas City, MO-KS	4	611,786	90.3%	87.6%	4,322	7.95	0.8%	0.7%	0.5%
31	Las Vegas-Henderson-Paradise, NV	3	609,661	92.7%	89.9%	7,879	13.95	0.6%	0.7%	0.9%
32	Columbus, OH	4	449,719	88.4%	84.3%	3,865	10.31	0.8%	0.5%	0.4%
33	Indianapolis-Carmel-Anderson, IN	4	883,549	85.7%	84.2%	5,978	8.57	0.8%	1.0%	0.7%
34	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
35	Austin-Round Rock, TX	1	168,112	96.4%	96.4%	1,272	7.85	0.2%	0.2%	0.1%
36	Nashville-Davidson--Murfreesboro--Franklin, TN	7	1,275,479	91.4%	88.1%	11,915	10.32	1.3%	1.5%	1.3%
37	Virginia Beach-Norfolk-Newport News, VA-NC	2	205,245	100.0%	100.0%	3,477	17.06	0.4%	0.2%	0.4%
38	Providence-Warwick, RI-MA	1	148,126	99.1%	99.1%	1,531	10.43	0.2%	0.2%	0.2%
39	Milwaukee-Waukesha-West Allis, WI	4	715,954	92.5%	87.0%	6,612	9.99	0.8%	0.8%	0.7%

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 33

PROPERTIES BY LARGEST US MSAs
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2013 Population	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
40	Jacksonville, FL	5	827,528	85.1%	81.2%	8,635	12.35	1.0%	1.0%	0.9%
41	Memphis, TN-MS-AR	1	658,121	93.5%	92.9%	7,499	12.40	0.2%	0.8%	0.8%
42	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
43	Louisville/Jefferson County, KY-IN	4	685,704	89.1%	89.0%	6,141	10.36	0.8%	0.8%	0.7%
44	Richmond, VA	2	215,897	94.7%	94.1%	2,612	12.78	0.4%	0.2%	0.3%
45	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
46	Hartford-West Hartford-East Hartford, CT	4	896,415	92.3%	92.0%	10,904	15.78	0.8%	1.0%	1.2%
47	Raleigh, NC	2	291,027	94.9%	94.9%	3,494	15.39	0.4%	0.3%	0.4%
48	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	1	93,144	97.9%	97.9%	1,257	13.80	0.2%	0.1%	0.1%
	Top 50 Largest US MSAs by Population	306	51,466,944	92.9%	91.2%	591,115	12.97	58.7%	59.3%	64.6%

	MSAs Ranked 51 - 100 by Population	68	11,824,410	91.7%	90.3%	113,557	11.36	13.1%	13.6%	12.4%

	Other MSAs	147	23,537,152	93.1%	91.8%	210,948	10.61	28.2%	27.1%	23.0%

TOTAL		521	86,828,506	92.8%	91.3%	$915,619	$12.14	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 34

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	30	3,642,868	93.4%	92.0%	$59,859	$18.32	5.8%	4.2%	6.5%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	6	27	4,204,342	94.7%	92.5%	53,862	15.22	5.2%	4.8%	5.9%
3	Houston-The Woodlands-Sugar Land, TX	5	37	4,612,061	95.3%	95.0%	47,608	11.16	7.1%	5.3%	5.2%
4	Chicago-Naperville-Elgin, IL-IN-WI	3	16	3,956,049	92.7%	90.2%	43,536	12.41	3.1%	4.6%	4.8%
5	Dallas-Fort Worth-Arlington, TX	4	16	2,976,623	93.4%	91.5%	39,950	14.64	3.1%	3.4%	4.4%
6	Atlanta-Sandy Springs-Roswell, GA	9	24	3,587,684	91.2%	90.6%	33,271	10.27	4.6%	4.1%	3.6%
7	Los Angeles-Long Beach-Anaheim, CA	2	9	1,684,935	98.7%	97.9%	28,291	17.40	1.7%	1.9%	3.1%
8	Tampa-St. Petersburg-Clearwater, FL	18	15	2,389,002	92.8%	92.5%	25,663	12.13	2.9%	2.8%	2.8%
9	Cincinnati, OH-KY-IN	28	7	1,934,812	94.8%	93.4%	19,800	12.50	1.3%	2.2%	2.2%
10	Miami-Fort Lauderdale-West Palm Beach, FL	8	10	1,729,743	87.6%	83.3%	19,457	13.38	1.9%	2.0%	2.1%
	10 Largest MSAs by ABR	—	191	30,718,119	93.5%	92.0%	371,297	13.59	36.7%	35.4%	40.6%

11	Detroit-Warren-Dearborn, MI	14	9	1,633,504	92.9%	89.7%	16,120	11.43	1.7%	1.9%	1.8%
12	Orlando-Kissimmee-Sanford, FL	26	7	996,317	91.3%	89.3%	14,797	16.63	1.3%	1.1%	1.6%
13	Cleveland-Elyria, OH	29	7	1,450,837	92.2%	91.5%	14,511	10.85	1.3%	1.7%	1.6%
14	Denver-Aurora-Lakewood, CO	21	5	1,199,699	97.2%	95.8%	14,309	12.33	1.0%	1.4%	1.6%
15	Charlotte-Concord-Gastonia, NC-SC	23	6	1,702,148	87.6%	85.0%	13,469	9.94	1.2%	2.0%	1.5%
16	Allentown-Bethlehem-Easton, PA-NJ	68	5	1,298,479	98.2%	97.8%	13,399	11.16	1.0%	1.5%	1.5%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,191,459	93.1%	89.7%	12,943	12.41	1.5%	1.4%	1.4%
18	Nashville-Davidson--Murfreesboro--Franklin, TN	36	7	1,275,479	91.4%	88.1%	11,915	10.32	1.3%	1.5%	1.3%
19	Hartford-West Hartford-East Hartford, CT	46	4	896,415	92.3%	92.0%	10,904	15.78	0.8%	1.0%	1.2%
20	Oxnard-Thousand Oaks-Ventura, CA	66	3	677,512	98.9%	97.4%	10,552	15.97	0.6%	0.8%	1.2%
	20 Largest MSAs by ABR	—	252	43,039,968	93.4%	91.8%	504,216	13.19	48.4%	49.6%	55.1%

21	Binghamton, NY	186	4	751,207	98.9%	98.9%	9,677	13.03	0.8%	0.9%	1.1%
22	Naples-Immokalee-Marco Island, FL	149	4	755,309	97.9%	97.6%	9,334	12.69	0.8%	0.9%	1.0%
23	San Diego-Carlsbad, CA	17	2	505,814	97.6%	97.6%	8,947	18.77	0.4%	0.6%	1.0%
24	San Francisco-Oakland-Hayward, CA	11	2	476,369	94.3%	93.8%	8,661	24.48	0.4%	0.5%	0.9%
25	Jacksonville, FL	40	5	827,528	85.1%	81.2%	8,635	12.35	1.0%	1.0%	0.9%
26	Las Vegas-Henderson-Paradise, NV	31	3	609,661	92.7%	89.9%	7,879	13.95	0.6%	0.7%	0.9%
27	Vallejo-Fairfield, CA	122	1	490,407	98.2%	97.5%	7,730	16.12	0.2%	0.6%	0.8%
28	Memphis, TN-MS-AR	41	1	658,121	93.5%	92.9%	7,499	12.40	0.2%	0.8%	0.8%
29	Fresno, CA	56	2	436,334	97.8%	97.5%	7,289	17.09	0.4%	0.5%	0.8%
30	New Haven-Milford, CT	63	6	572,225	90.9%	88.9%	7,240	13.92	1.2%	0.7%	0.8%
31	Port St. Lucie, FL	116	5	637,254	82.6%	81.4%	7,168	13.61	1.0%	0.7%	0.8%
32	Norwich-New London, CT	169	2	433,602	98.3%	98.3%	6,932	16.27	0.4%	0.5%	0.8%
33	Milwaukee-Waukesha-West Allis, WI	39	4	715,954	92.5%	87.0%	6,612	9.99	0.8%	0.8%	0.7%
34	Riverside-San Bernardino-Ontario, CA	13	4	537,795	94.6%	93.9%	6,441	12.75	0.8%	0.6%	0.7%
35	Worcester, MA-CT	58	4	589,104	84.3%	84.0%	6,221	12.52	0.8%	0.7%	0.7%
36	Louisville/Jefferson County, KY-IN	43	4	685,704	89.1%	89.0%	6,141	10.36	0.8%	0.8%	0.7%
37	Boston-Cambridge-Newton, MA-NH	10	5	536,315	94.1%	91.4%	6,012	12.27	1.0%	0.6%	0.7%
38	Indianapolis-Carmel-Anderson, IN	33	4	883,549	85.7%	84.2%	5,978	8.57	0.8%	1.0%	0.7%

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 35

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
39	Scranton--Wilkes-Barre--Hazleton, PA	95	2	610,539	98.9%	98.9%	5,268	19.54	0.4%	0.7%	0.6%
40	Ann Arbor, MI	147	3	663,535	98.1%	92.4%	5,069	7.79	0.6%	0.8%	0.6%
41	Springfield, MA	86	3	456,737	96.0%	96.0%	5,030	13.52	0.6%	0.5%	0.5%
42	Wilmington, NC	175	2	379,107	97.7%	97.7%	5,021	13.70	0.4%	0.4%	0.5%
43	Dayton, OH	71	3	532,521	96.5%	93.7%	5,003	11.98	0.6%	0.6%	0.5%
44	St. Louis, MO-IL	19	4	670,045	89.4%	89.1%	4,816	8.62	0.8%	0.8%	0.5%
45	College Station-Bryan, TX	189	4	491,763	93.4%	93.2%	4,814	15.15	0.8%	0.6%	0.5%
46	Winston-Salem, NC	82	3	438,898	93.1%	93.1%	4,769	12.05	0.6%	0.5%	0.5%
47	Washington-Arlington-Alexandria, DC-VA-MD-WV	7	3	451,260	97.1%	97.1%	4,643	10.60	0.6%	0.5%	0.5%
48	North Port-Sarasota-Bradenton, FL	74	4	556,862	90.2%	88.8%	4,616	9.27	0.8%	0.6%	0.5%
49	Greensboro-High Point, NC	73	1	406,768	97.8%	97.5%	4,594	11.54	0.2%	0.5%	0.5%
50	Corpus Christi, TX	114	4	565,070	84.3%	83.6%	4,581	11.66	0.8%	0.7%	0.5%
	50 Largest MSAs by ABR	—	350	60,365,325	93.3%	91.7%	696,835	13.07	67.2%	69.5%	76.1%

51	Kansas City, MO-KS	30	4	611,786	90.3%	87.6%	4,322	7.95	0.8%	0.7%	0.5%
52	Manchester-Nashua, NH	131	2	348,189	97.6%	97.6%	4,032	19.20	0.4%	0.4%	0.4%
53	Boulder, CO	160	1	278,790	88.5%	83.3%	3,957	16.04	0.2%	0.3%	0.4%
54	Columbus, OH	32	4	449,719	88.4%	84.3%	3,865	10.31	0.8%	0.5%	0.4%
55	Pittsfield, MA	314	1	442,578	99.9%	99.9%	3,803	19.54	0.2%	0.5%	0.4%
56	Mobile, AL	127	1	611,972	90.4%	90.2%	3,757	6.89	0.2%	0.7%	0.4%
57	Charleston-North Charleston, SC	76	3	556,809	87.7%	80.4%	3,696	7.63	0.6%	0.6%	0.4%
58	Roanoke, VA	159	4	522,010	89.7%	89.7%	3,511	8.58	0.8%	0.6%	0.4%
59	Raleigh, NC	47	2	291,027	94.9%	94.9%	3,494	15.39	0.4%	0.3%	0.4%
60	Virginia Beach-Norfolk-Newport News, VA-NC	37	2	205,245	100.0%	100.0%	3,477	17.06	0.4%	0.2%	0.4%
61	Panama City, FL	226	2	397,512	97.8%	97.8%	3,434	8.83	0.4%	0.5%	0.4%
62	Spartanburg, SC	152	1	385,609	79.9%	78.5%	3,244	11.21	0.2%	0.4%	0.4%
63	Atlantic City-Hammonton, NJ	168	1	179,199	99.1%	96.0%	3,225	18.16	0.2%	0.2%	0.4%
64	Jackson, MS	93	3	406,316	78.5%	78.5%	3,170	10.09	0.6%	0.5%	0.3%
65	Bakersfield, CA	62	1	240,328	97.4%	97.4%	3,168	13.78	0.2%	0.3%	0.3%
66	Saginaw, MI	220	2	469,478	79.5%	79.5%	3,089	10.78	0.4%	0.5%	0.3%
67	Greenville, NC	237	1	233,153	100.0%	98.1%	3,019	12.95	0.2%	0.3%	0.3%
68	Greenville-Anderson-Mauldin, SC	65	2	220,723	92.1%	87.2%	2,904	14.28	0.4%	0.3%	0.3%
69	Savannah, GA	143	2	235,019	93.3%	78.0%	2,880	13.30	0.4%	0.3%	0.3%
70	Lexington-Fayette, KY	107	2	414,960	97.0%	93.4%	2,876	7.15	0.4%	0.5%	0.3%
71	Hilton Head Island-Bluffton-Beaufort, SC	218	2	231,852	93.4%	91.8%	2,873	13.27	0.4%	0.3%	0.3%
72	Elkhart-Goshen, IN	217	2	445,534	97.8%	97.8%	2,856	6.56	0.4%	0.5%	0.3%
73	Toledo, OH	89	2	609,066	76.3%	76.3%	2,855	6.15	0.4%	0.7%	0.3%
74	Tullahoma-Manchester, TN	378	3	433,744	95.8%	95.8%	2,765	6.66	0.6%	0.5%	0.3%
75	Odessa, TX	279	1	365,559	100.0%	100.0%	2,740	11.99	0.2%	0.4%	0.3%
76	Des Moines-West Des Moines, IA	91	2	511,277	89.9%	82.6%	2,653	6.89	0.4%	0.6%	0.3%
77	Traverse City, MI	288	1	412,755	96.9%	96.9%	2,646	27.57	0.2%	0.5%	0.3%
78	Baltimore-Columbia-Towson, MD	20	1	219,862	99.5%	99.5%	2,617	11.96	0.2%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 36

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
79	Richmond, VA	44	2	215,897	94.7%	94.1%	2,612	12.78	0.4%	0.2%	0.3%
80	Portland-South Portland, ME	104	2	391,746	92.2%	92.2%	2,571	13.34	0.4%	0.5%	0.3%
81	Lafayette, LA	108	3	433,329	93.8%	88.9%	2,491	6.13	0.6%	0.5%	0.3%
82	Blacksburg-Christiansburg-Radford, VA	232	1	180,220	98.3%	98.3%	2,428	13.94	0.2%	0.2%	0.3%
83	Chattanooga, TN-GA	99	2	339,426	96.2%	96.2%	2,410	8.01	0.4%	0.4%	0.3%
84	Fort Wayne, IN	123	2	254,101	80.9%	80.5%	2,404	13.66	0.4%	0.3%	0.3%
85	Lancaster, PA	102	3	236,006	96.3%	94.3%	2,379	10.47	0.6%	0.3%	0.3%
86	Dover, DE	243	1	191,974	100.0%	100.0%	2,303	12.00	0.2%	0.2%	0.3%
87	Merced, CA	176	1	149,802	94.3%	89.5%	2,201	16.20	0.2%	0.2%	0.2%
88	Altoona, PA	323	1	279,746	95.9%	91.8%	2,157	8.21	0.2%	0.3%	0.2%
89	Davenport-Moline-Rock Island, IA-IL	136	3	290,643	94.6%	93.2%	2,055	7.47	0.6%	0.3%	0.2%
90	Durham-Chapel Hill, NC	101	2	182,828	96.1%	96.1%	2,035	11.99	0.4%	0.2%	0.2%
91	Corning, NY	383	1	253,335	100.0%	100.0%	2,026	8.00	0.2%	0.3%	0.2%
92	Concord, NH	287	1	182,887	100.0%	97.3%	1,967	11.01	0.2%	0.2%	0.2%
93	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	100.0%	95.2%	1,962	18.92	0.2%	0.1%	0.2%
94	York-Hanover, PA	115	1	153,088	100.0%	100.0%	1,913	12.73	0.2%	0.2%	0.2%
95	Duluth, MN-WI	166	1	182,969	99.3%	99.3%	1,912	10.52	0.2%	0.2%	0.2%
96	Santa Maria-Santa Barbara, CA	120	1	179,495	96.4%	96.4%	1,904	11.90	0.2%	0.2%	0.2%
97	Rutland, VT	525	1	224,514	97.7%	97.7%	1,902	8.67	0.2%	0.3%	0.2%
98	Hickory-Lenoir-Morganton, NC	145	2	295,970	77.2%	77.2%	1,883	8.24	0.4%	0.3%	0.2%
99	Springfield, IL	207	2	178,644	93.0%	93.0%	1,817	10.94	0.4%	0.2%	0.2%
100	Harrisburg-Carlisle, PA	96	1	220,288	89.8%	89.0%	1,787	9.03	0.2%	0.3%	0.2%
	100 Largest MSAs by ABR	—	440	76,215,999	93.0%	91.5%	834,883	12.55	84.5%	87.8%	91.2%

	Other MSAs	—	81	10,612,507	91.0%	89.8%	80,737	9.03	15.5%	12.2%	8.8%

TOTAL		—	521	86,828,506	92.8%	91.3%	$915,619	$12.14	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 37

PROPERTIES BY STATE
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	Alabama	4	989,814	93.0%	92.9%	$7,015	$7.69	0.8%	1.1%	0.8%
2	Arizona	2	288,110	85.2%	82.4%	2,022	8.24	0.4%	0.3%	0.2%
3	California	29	5,780,124	97.5%	96.7%	89,115	16.49	5.6%	6.7%	9.7%
4	Colorado	6	1,478,489	95.6%	93.4%	18,266	12.98	1.2%	1.7%	2.0%
5	Connecticut	15	2,266,237	93.0%	92.4%	28,524	14.54	2.9%	2.6%	3.1%
6	Delaware	1	191,974	100.0%	100.0%	2,303	12.00	0.2%	0.2%	0.3%
7	Florida	58	9,035,525	90.5%	88.8%	100,002	12.61	11.1%	10.4%	10.9%
8	Georgia	37	5,288,487	89.1%	87.9%	44,671	9.55	7.1%	6.1%	4.9%
9	Illinois	24	4,791,912	92.5%	90.3%	49,946	11.82	4.6%	5.5%	5.5%
10	Indiana	12	1,966,959	89.2%	88.1%	14,816	8.90	2.3%	2.3%	1.6%
11	Iowa	5	783,917	91.5%	86.3%	4,748	7.38	1.0%	0.9%	0.5%
12	Kansas	2	376,292	88.3%	85.9%	2,873	11.26	0.4%	0.4%	0.3%
13	Kentucky	12	2,575,550	93.8%	92.9%	20,187	8.96	2.3%	3.0%	2.2%
14	Louisiana	4	612,368	94.9%	91.5%	3,568	6.14	0.8%	0.7%	0.4%
15	Maine	2	391,746	92.2%	92.2%	2,571	13.34	0.4%	0.5%	0.3%
16	Maryland	5	777,424	97.8%	97.4%	9,562	12.63	1.0%	0.9%	1.0%
17	Massachusetts	10	1,709,273	93.6%	92.6%	18,718	14.57	1.9%	2.0%	2.0%
18	Michigan	19	3,743,589	91.5%	88.4%	31,832	10.94	3.6%	4.3%	3.5%
19	Minnesota	10	1,485,108	92.4%	89.6%	15,411	11.80	1.9%	1.7%	1.7%
20	Mississippi	3	406,316	78.5%	78.5%	3,170	10.09	0.6%	0.5%	0.3%
21	Missouri	6	874,795	92.5%	91.3%	6,043	7.59	1.2%	1.0%	0.7%
22	Nevada	3	609,661	92.7%	89.9%	7,879	13.95	0.6%	0.7%	0.9%
23	New Hampshire	5	769,577	95.3%	94.6%	7,836	13.41	1.0%	0.9%	0.9%
24	New Jersey	17	2,982,931	93.8%	89.0%	39,802	15.28	3.3%	3.4%	4.3%
25	New Mexico	2	83,800	100.0%	100.0%	919	10.97	0.4%	0.1%	0.1%
26	New York	33	4,351,377	94.4%	93.8%	60,834	15.27	6.3%	5.0%	6.6%
27	North Carolina	22	4,405,619	90.7%	89.5%	40,103	11.14	4.2%	5.1%	4.4%
28	Ohio	24	4,544,924	91.5%	90.1%	42,143	10.71	4.6%	5.2%	4.6%
29	Oklahoma	1	186,851	100.0%	100.0%	1,760	9.42	0.2%	0.2%	0.2%
30	Pennsylvania	37	6,061,182	95.9%	94.7%	66,928	13.32	7.1%	7.0%	7.3%
31	Rhode Island	1	148,126	99.1%	99.1%	1,531	10.43	0.2%	0.2%	0.2%
32	South Carolina	8	1,394,993	87.2%	82.8%	12,718	10.65	1.5%	1.6%	1.4%
33	Tennessee	16	3,238,229	94.0%	92.6%	28,803	9.91	3.1%	3.7%	3.1%
34	Texas	67	9,548,208	94.1%	93.2%	104,089	12.51	12.9%	11.0%	11.4%
35	Vermont	1	224,514	97.7%	97.7%	1,902	8.67	0.2%	0.3%	0.2%
36	Virginia	11	1,446,496	89.3%	89.2%	13,930	11.34	2.1%	1.7%	1.5%
37	West Virginia	2	251,500	95.4%	95.4%	1,969	8.21	0.4%	0.3%	0.2%
38	Wisconsin	5	766,509	92.2%	87.1%	7,110	10.07	1.0%	0.9%	0.8%

TOTAL		521	86,828,506	92.8%	91.3%	$915,619	$12.14	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 38

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

1	Winchester Plaza	Huntsville	AL	Huntsville, AL	2006	75,780	96.5%	$899	$12.30	Publix	—
2	Springdale	Mobile	AL	Mobile, AL	2004	611,972	90.4%	3,757	6.89	Sam's Club*	Belk, Best Buy, Big Lots, Burlington Stores, Marshalls, Michaels, Staples
3	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	99.0%	1,528	6.66	Walmart Supercenter	Burke's Outlet
4	Shops of Tuscaloosa	Tuscaloosa	AL	Tuscaloosa, AL	2005	70,242	92.6%	831	12.77	Publix	—
5	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	1991	119,525	77.4%	565	6.11	—	Sears Outlet
6	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	168,585	90.8%	1,457	9.52	Sam's Club*	CareMore, JC Penney Home Store, Stein Mart
7	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	149,802	94.3%	2,201	16.20	SuperTarget*	Marshalls	Walmart
8	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	2014	240,328	97.4%	3,168	13.78	Lassens Natural Foods & Vitamins	Burlington Stores, Ross Dress for Less
9	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	94.4%	1,932	16.75	Trader Joe's*	24 Hour Fitness, CVS, Michaels
10	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	67,622	88.2%	1,047	17.55	Stater Bros.	—
11	Clovis Commons	Clovis	CA	Fresno, CA	2004	174,990	98.7%	3,697	21.40	—	Best Buy, Office Depot, PetSmart, T.J.Maxx	Target
12	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	147,804	100.0%	1,350	9.14	—	Big Lots, Kmart
13	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	2011	103,695	100.0%	1,962	18.92	Trader Joe's	Forever 21, World Market
14	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,714	100.0%	1,381	13.99	Vons (Safeway)	Chuze Fitness
15	Arbor - Broadway Faire	Fresno	CA	Fresno, CA	1995	261,344	97.1%	3,592	14.15	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres
16	Lompoc Shopping Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	2012	179,495	96.4%	1,904	11.90	Vons (Safeway)	Marshalls, Michaels, Staples
17	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	99,315	100.0%	1,101	11.69	Grocery Outlet	Dunhill Furniture, Fallas Paredes, Sears Outlet
18	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	2012	283,631	97.3%	4,910	18.14	Albertsons	99¢ Only, Best Buy, CVS, Ross Dress for Less
19	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	2014	125,187	92.2%	1,643	14.73	Barons Market	—
20	Esplanade Shopping Center	Oxnard	CA	Oxnard-Thousand Oaks-Ventura, CA	2012	356,864	100.0%	6,712	18.98	Walmart Neighborhood Market	Bed Bath & Beyond, Dick's Sporting Goods, LA Fitness, Nordstrom Rack, T.J.Maxx	The Home Depot
21	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,038	10.05	Food 4 Less	Ross Dress for Less, Target
22	Paradise Plaza	Paradise	CA	Chico, CA	1997	198,323	95.5%	867	5.68	Save Mart	Kmart
23	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2004	176,510	87.2%	2,155	36.85	—	Kohl's, Sport Chalet	Walmart
24	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2014	299,859	98.5%	6,506	22.03	99 Ranch Market	Golfsmith, Macy's Home Store
25	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	259,162	99.5%	5,050	19.58	—	Marshalls, Michaels
26	San Bernardino Center	San Bernardino	CA	Riverside-San Bernardino-Ontario, CA	2003	143,082	100.0%	1,041	7.27	—	Big Lots, Target
27	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1997	169,387	99.3%	4,454	26.49	Ralphs (Kroger), Trader Joe's	CVS, Fitness Elite for Women
28	Mira Mesa Mall	San Diego	CA	San Diego-Carlsbad, CA	2003	407,100	97.0%	7,566	20.02	Vons (Safeway)	Bed Bath & Beyond, Kohl's, Marshalls, Mira Mesa Lanes
29	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	2013	164,757	92.9%	3,295	21.53	Smart & Final Extra!	T.J.Maxx	Rite Aid
30	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	2,738	33.03	Trader Joe's	Big Lots, Petco, Rite Aid
31	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,457	11.95	El Super, Walmart Supercenter	LA Fitness, Marshalls	Target
32	Santa Paula Shopping Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	100.0%	1,908	9.96	Vons (Safeway)	Big Lots, Heritage Hardware
33	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,904	94.5%	2,710	14.20	Stater Bros.	Stein Mart
34	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	56,750	100.0%	998	18.75	Ralphs (Kroger)	—
35	Gateway Plaza - Vallejo	Vallejo	CA	Vallejo-Fairfield, CA	1991	490,407	98.2%	7,730	16.12	Costco*	Bed Bath & Beyond, Century Theatres, Marshalls, Ross Dress for Less, Toys"R"Us	Target
36	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	678	7.12	King Soopers (Kroger)	Arc
37	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	2003	466,363	98.6%	5,999	13.05	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Gordmans, Kohl's, Marshalls
38	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	97.3%	1,288	7.69	King Soopers (Kroger)	Cinema Latino, Gen-X
39	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	2013	122,139	90.1%	1,496	13.59	Walmart Neighborhood Market	—
40	Superior Marketplace	Superior	CO	Boulder, CO	2004	278,790	88.5%	3,957	16.04	Whole Foods Market, Costco*, SuperTarget*	Sports Authority, T.J.Maxx
41	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	2014	337,470	97.2%	4,849	14.78	—	Babies"R"Us, Barnes & Noble, Gordmans, Jo-Ann Fabric & Craft Stores, Ross Dress for Less, Tile Shop, Ulta
42	Freshwater - Stateline Plaza	Enfield	CT	Hartford-West Hartford-East Hartford, CT	2004	295,647	97.9%	2,473	16.18	Costco	Dick's Sporting Goods, P.C. Richard & Son	The Home Depot
43	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	2012	108,627	95.3%	2,419	23.37	Whole Foods Market	Petco
44	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	100.0%	2,660	13.51	Super Stop & Shop (Ahold)	Kohl's
45	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	89.8%	894	13.75	PriceRite (ShopRite)	—
46	Killingly Plaza	Killingly	CT	Worcester, MA-CT	1990	76,960	94.5%	509	7.00	—	Kohl's
47	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2014	342,247	83.2%	3,605	12.66	Sam's Club*, Walmart Supercenter*	Ashley Furniture, Babies"R"Us, Bed Bath & Beyond, Hobby Lobby, Savers	Walmart
48	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	90.8%	429	8.70	—	Dollar Tree, Savers
49	Milford Center	Milford	CT	New Haven-Milford, CT	1966	25,056	100.0%	341	13.61	Xpect Discounts	—

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 39

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
50	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	100.0%	2,407	16.06	Price Chopper	Dick's Sporting Goods
51	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	104,017	88.4%	1,602	17.42	—	Barnes & Noble, Dollar Tree, DSW, PetSmart
52	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	89.5%	1,755	14.77	—	A.C. Moore, Christmas Tree Shops
53	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	2014	161,539	88.0%	1,719	12.09	—	Marshalls, Regal Cinemas
54	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	95.2%	1,219	11.14	—	Jo-Ann Fabric & Craft Stores, Staples, T.J.Maxx
55	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,706	92.6%	2,220	13.06	Super Stop & Shop (Ahold)	Pretty Woman	Target
56	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,800	96.8%	4,272	18.64	—	Babies"R"Us, Dick’s Sporting Goods	Best Buy
57	North Dover Shopping Center	Dover	DE	Dover, DE	2013	191,974	100.0%	2,303	12.00	Acme (Albertsons)	Party City, Staples, T.J.Maxx, Toys"R"Us
58	Apopka Commons	Apopka	FL	Orlando-Kissimmee-Sanford, FL	2010	42,507	81.3%	456	13.21	—	Dollar Tree, Staples	The Home Depot
59	Brooksville Square	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2013	156,361	95.3%	1,580	10.61	Publix	Sears Outlet
60	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	368,098	97.8%	3,282	12.22	—	Bed Bath & Beyond, Belk, hhgregg, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta
61	Midpoint Center	Cape Coral	FL	Cape Coral-Fort Myers, FL	2002	75,386	100.0%	996	13.21	Publix	—	Target
62	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	2012	300,929	97.1%	5,989	20.50	Costco*, SuperTarget*	hhgregg, Michaels, PetSmart, Ross Dress for Less	Lowe's
63	Coconut Creek	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	265,671	80.3%	2,649	12.42	Publix	Bealls Outlet, Big Lots, Off the Wall Trampoline, Planet Fitness, Rainbow
64	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,238	76.7%	1,358	19.61	—	Broward County Library
65	Northgate S.C.	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	186,396	97.9%	1,279	7.01	Publix	—
66	Eustis Village	Eustis	FL	Orlando-Kissimmee-Sanford, FL	2002	156,927	94.0%	1,644	11.15	Publix	Beall's
67	First Street Village	Fort Meyers	FL	Cape Coral-Fort Myers, FL	2006	54,926	91.2%	765	15.28	Publix	—
68	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	99.1%	1,605	10.24	Publix	Beall's, Books-A-Million, Office Depot, T.J.Maxx
69	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	87,240	100.0%	738	8.46	Winn-Dixie (BI-LO)	CVS, Family Dollar
70	Regency Park	Jacksonville	FL	Jacksonville, FL	2006	334,065	78.3%	2,196	8.40	—	American Signature Furniture, Bealls Outlet, Books-A-Million, Hobby Lobby
71	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	109,113	100.0%	2,369	21.71	—	Best Buy, David's Bridal, Sports Authority
72	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2005	98,191	98.9%	1,249	12.85	Publix Sabor	—
73	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2014	133,520	92.6%	1,933	15.63	Walmart Neighborhood Market	Walgreens
74	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	180,853	95.0%	1,744	10.46	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx
75	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2001	109,830	94.7%	2,081	20.00	Publix	—
76	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	370,132	76.4%	4,052	17.39	Walmart Supercenter*	Annas Linens, Marshalls, Office Depot, Ross Dress for Less
77	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	244,719	100.0%	2,527	10.32	Winn-Dixie (BI-LO)	Ross Dress for Less
78	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	100.0%	1,912	9.03	Publix	—
79	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	200,820	100.0%	3,383	17.14	Publix	Marshalls, Office Depot, PGA TOUR Superstore
80	Park Shore Shopping Center	Naples	FL	Naples-Immokalee-Marco Island, FL	2014	232,820	95.5%	1,959	8.81	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, YouFit Health Club
81	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	95.1%	863	11.19	Publix	Zone Fitness Club
82	Southgate	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	2012	238,838	93.9%	2,115	9.88	Publix	Bealls Outlet, Big Lots, Old Time Pottery, You Fit
83	Presidential Plaza	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,306	81.7%	719	9.96	Sedano's	Family Dollar
84	Fashion Square	Orange Park	FL	Jacksonville, FL	1996	36,029	50.4%	379	29.37	—	Miller's Orange Park Ale House, Ruby Tuesday, Samurai Japanese Steakhouse
85	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2014	141,069	100.0%	2,287	16.21	—	Burlington Stores, LA Fitness	Target
86	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	98.7%	932	12.37	Publix	—
87	Hunters Creek	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	98.2%	1,097	15.26	—	Office Depot
88	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2014	408,098	83.9%	7,133	22.11	—	Regal Cinemas
89	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	824	12.77	Publix	—
90	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	161,388	82.1%	2,359	17.80	—	Goodwill, Martin Memorial, Walgreens
91	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	91.2%	1,062	11.78	Publix	—
92	Panama City Square	Panama City	FL	Panama City, FL	2014	298,685	100.0%	2,371	7.94	Walmart Supercenter	Big Lots, Harbor Freight Tools, Sports Authority, T.J.Maxx
93	Pensacola Square	Pensacola	FL	Pensacola-Ferry Pass-Brent, FL	1995	142,767	83.2%	1,076	9.68	—	Beall's, Big Lots, Sears Home Appliance Showroom	Hobby Lobby
94	Shopper's Haven Shopping Ctr	Pompano Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1998	206,791	96.9%	2,597	13.37	Winn-Dixie (BI-LO)	A.C. Moore, Bealls Outlet, Bed Bath & Beyond, Party City, YouFit Health Club
95	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	83.8%	1,816	13.30	Publix	Fortis Institute, Walgreens
96	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,243	90.1%	1,046	12.19	Winn-Dixie (BI-LO)	Dollar Tree
97	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	57,015	95.4%	558	10.27	Winn-Dixie (BI-LO)	—
98	Cobblestone Village I and II	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	93.2%	669	18.24	SuperTarget*	Blue Fish Restaurant, The Zoo Health Club
99	Beneva Village Shops	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1987	141,532	85.6%	1,398	11.53	Publix	Harbor Freight Tools, Walgreens, YouFit Health Club

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 40

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
100	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2011	173,184	99.0%	1,940	11.60	Publix	Big Lots, Crunch Fitness, HomeGoods
101	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	128,405	72.5%	1,176	24.77	Publix	—
102	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	1995	146,579	95.1%	912	6.55	—	Burlington Stores, T.J.Maxx
103	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	261,081	87.5%	2,954	12.93	Publix	Beall's, Bed Bath & Beyond, Michaels, Petco
104	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	81.7%	1,511	13.59	Publix	CVS, Dollar Tree
105	Bay Point Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	103,986	82.4%	886	10.33	Publix	Beall's
106	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	92.9%	1,135	8.17	Winn-Dixie (BI-LO)	Beall’s, Big Lots
107	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	91.6%	869	8.56	—	Dollar Tree
108	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	209,337	78.9%	1,420	8.59	Winn-Dixie (BI-LO)	Beall's, Big Lots, Chuck E. Cheese’s
109	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	153,246	70.0%	1,123	10.47	Publix	Family Dollar
110	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	91.2%	1,211	12.06	Patel Brothers	Dollar Tree, LA Fitness	Walmart
111	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	93,673	96.1%	1,335	14.83	Publix	Rarehues
112	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	90,625	91.4%	1,088	13.14	—	Deal$, Ross Dress for Less
113	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,120	14.54	Publix	Petco, T.J.Maxx
114	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	91.9%	777	6.39	Winn-Dixie (BI-LO)	Pet Supermarket, T.J.Maxx
115	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	80.3%	501	5.68	Publix	Beall's
116	Governors Town Square	Acworth	GA	Atlanta-Sandy Springs-Roswell, GA	2005	68,658	98.0%	1,129	16.79	Publix	—
117	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	75.1%	544	6.34	Harveys (BI-LO)	Big Lots, OK Beauty & Fashions Outlet
118	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	2014	332,364	99.2%	5,020	15.23	—	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, Sports Authority, T.J.Maxx	Toys"R"Us
119	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	84.6%	769	5.50	—	Belk, Roses
120	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	2013	442,200	92.2%	3,996	9.93	City Farmers Market	Atlanta Ballroom Dance Club, dd's Discounts, Goodwill
121	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	70.5%	1,081	7.38	—	Burlington Stores, Dollar Tree
122	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	99.1%	469	7.15	Food Depot	Family Dollar
123	Vineyards at Chateau Elan	Braselton	GA	—	2002	79,047	84.1%	911	13.70	Publix	—
124	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	76.5%	531	8.34	Kroger	—
125	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	95.3%	1,837	11.25	Walmart Supercenter*	Jo-Ann Fabric & Craft Stores, PetSmart, Value Village	The Home Depot
126	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	82.6%	653	6.18	Harveys (BI-LO)	Belk, Citi Trends, Cordele Theatres
127	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	89.8%	993	6.33	Ingles	Kmart
128	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	89.0%	655	10.93	Publix	—
129	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	89.3%	1,093	12.90	Kroger	Anytime Fitness
130	Northside	Dalton	GA	Dalton, GA	2001	73,931	86.3%	489	7.66	BI-LO	Family Dollar
131	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	94.0%	804	10.99	Publix	—
132	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,494	76.8%	520	14.58	Kroger*	—
133	Dublin Village	Dublin	GA	Dublin, GA	2005	98,540	93.9%	669	7.23	Kroger	—
134	Westgate	Dublin	GA	Dublin, GA	2004	118,938	87.6%	601	5.99	Harveys (BI-LO)	Beall's, Big Lots	The Home Depot
135	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	2012	155,172	97.1%	1,627	10.81	—	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill
136	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	176,451	83.8%	1,145	8.98	Food Depot	Cinemark, Staples
137	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1994	218,818	100.0%	2,133	9.75	—	Best Buy, Michaels, OfficeMax, PetSmart, Sports Authority, The Furniture Mall
138	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	97.7%	1,236	13.04	Publix	—
139	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	81.1%	1,044	12.15	Publix	—
140	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	2014	239,013	78.6%	690	3.80	—	Dollar Tree, Kmart, Ollie's Bargain Outlet
141	North Park	Macon	GA	Macon, GA	2013	216,795	98.3%	1,303	6.11	Kroger	Kmart
142	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	86.2%	398	8.40	—	Marshalls
143	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	80.5%	925	10.15	Kroger	—
144	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	157,888	87.1%	1,650	12.01	Kroger	J. Christopher's
145	Perry Marketplace	Perry	GA	Warner Robins, GA	2004	179,973	78.4%	969	6.87	Kroger	Ace Hardware, Beall's Outlet, Goody's
146	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	94.8%	558	8.43	Food Depot	—
147	Shops of Riverdale	Riverdale	GA	Atlanta-Sandy Springs-Roswell, GA	1995	16,808	100.0%	288	17.14	Walmart Supercenter*	—
148	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	105,420	97.4%	987	9.61	—	PGA TOUR Superstore
149	Victory Square	Savannah	GA	Savannah, GA	2007	122,739	100.0%	1,800	15.01	SuperTarget*	Citi Trends, Dollar Tree, Frank Theatres, Staples	The Home Depot
150	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,155	78.9%	2,173	14.63	Kroger	—

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 41

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
151	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	95.6%	1,901	5.73	Walmart Supercenter	Hobby Lobby, NCG Cinemas
152	Wilmington Island	Wilmington Island	GA	Savannah, GA	2014	112,280	86.0%	1,080	11.18	Kroger	—
153	Davenport Retail Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1996	62,588	100.0%	720	11.50	SuperTarget*	Party City, PetSmart, Staples
154	Kimberly West Shopping Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1987	113,713	89.9%	626	6.12	Hy-Vee	—
155	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	2002	241,572	96.8%	1,233	5.56	—	Burlington Stores, Hobby Lobby
156	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	2002	269,705	83.7%	1,420	8.69	Dahl's Foods	Big Lots, Northern Tool + Equipment, Office Depot
157	Warren Plaza	Dubuque	IA	Dubuque, IA	1993	96,339	96.7%	750	8.05	Hy-Vee	—	Target
158	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2012	193,175	93.0%	2,800	15.59	Trader Joe's	Barnes & Noble, Binny's Beverage Depot, hhgregg, Petco
159	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	90.5%	1,926	14.04	—	Savers, XSport Fitness	Kohl's
160	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	93.0%	303	5.61	Kroger	—
161	Festival Center	Bradley	IL	Kankakee, IL	2006	63,796	76.7%	294	6.02	—	Big Lots, Dollar General
162	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,331	94.7%	2,056	10.95	Shop 'n Save	Hobby Lobby, Walgreen's
163	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	95.7%	3,831	13.27	—	Marshalls, Office Depot, The Home Depot, XSport Fitness
164	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	488,680	90.9%	5,190	13.01	Ultra Foods	Best Buy, Party City, PetSmart, Ross Dress for Less, T.J.Maxx
165	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	2014	273,060	86.3%	2,560	10.86	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
166	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	131,849	93.1%	1,961	15.99	Joe Caputo & Sons Fruit Market	Walgreens
167	Crossroads Centre	Fairview Heights	IL	St. Louis, MO-IL	1975	242,198	86.7%	1,925	11.15	—	Big Lots, Hobby Lobby, T.J.Maxx
168	Frankfort Crossing Shopping Center	Frankfort	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	114,534	96.8%	1,388	12.52	Jewel-Osco (Albertsons)	Ace Hardware
169	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	100.0%	570	6.49	Cub Foods (Supervalu)	Stone's Hallmark
170	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2014	326,372	95.8%	2,539	8.39	Tony's Finer Foods	Big Lots, LA Fitness	Value City
171	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	100.0%	2,854	16.64	The Fresh Market	Best Buy, DSW, PetSmart, Stein Mart
172	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	106,755	98.8%	1,558	14.77	Sunset Foods	—
173	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	240,046	81.9%	1,951	9.93	Ultra Foods	Babies"R"Us, Jo-Ann Fabric & Craft Stores, Office Depot
174	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,470	87.1%	1,529	16.12	—	—
175	Westridge Court	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	673,082	94.9%	6,959	10.90	—	Big Lots, buybuy BABY, Carson Pirie Scott Furniture Gallery, Gordmans, hhgregg, Hollywood Palms Cinema, Marshalls, Old Navy, Savers, Ulta
176	Sterling Bazaar	Peoria	IL	Peoria, IL	1992	87,359	95.0%	791	10.10	Kroger	—
177	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	193,591	94.8%	1,934	17.45	—	LA Fitness, Regal Cinemas
178	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	96.4%	710	6.44	Hy-Vee	Eye Surgeons Associates
179	Parkway Pointe	Springfield	IL	Springfield, IL	1994	38,737	85.9%	575	17.26	ALDI*	dressbarn, Family Christian Stores, Shoe Carnival	Target, Walmart
180	Sangamon Center North	Springfield	IL	Springfield, IL	1996	139,907	94.9%	1,243	9.36	Schnucks	U.S. Post Office
181	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2005	249,954	90.5%	2,499	11.05	Walt's Fine Foods	Tile Shop
182	Meridian Village Plaza	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	90.0%	731	9.40	—	Godby Home Furnishings, Ollie's Bargain Outlet
183	Columbus Center	Columbus	IN	Columbus, IN	2005	143,703	99.5%	1,502	10.50	—	Big Lots, MC Sports, OfficeMax, T.J.Maxx	Target
184	Elkhart Plaza West	Elkhart	IN	Elkhart-Goshen, IN	1997	81,651	94.9%	608	7.85	Martin's Super Market	CVS
185	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	96.5%	1,903	16.51	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
186	Elkhart Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	363,883	98.4%	2,248	6.28	Sam's Club	Walmart
187	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	70.9%	606	7.98	Kroger	—
188	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1982	71,490	97.5%	484	6.95	Marsh Supermarket	Family Dollar
189	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	79.0%	306	12.94	Walmart Supercenter*	Aaron's
190	Bittersweet Plaza	Mishawaka	IN	South Bend-Mishawaka, IN-MI	2000	91,798	91.3%	726	8.66	Martin's Super Market	—
191	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	103,938	58.4%	501	8.25	Kroger	—
192	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2010	574,210	85.9%	4,157	8.77	Kroger	Kohl's, Sears Outlet, T.J.Maxx
193	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2003	118,300	88.7%	1,043	9.94	Pay Less (Kroger)	—
194	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	164,838	80.5%	1,170	8.81	Hy-Vee	—
195	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	211,454	94.3%	1,703	13.92	Dillons (Kroger)	Bellus Academy, Jo-Ann Fabric & Craft Stores, Marshalls
196	Green River Plaza	Campbellsville	KY	Campbellsville, KY	1989	203,239	96.5%	1,297	6.62	Kroger	Burke's Outlet, Goody’s, JC Penney, Jo-Ann Fabric & Craft Stores, Tractor Supply Co.
197	Kmart Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	863	6.61	—	Kmart, Staples
198	Florence Plaza - Florence Square	Florence	KY	Cincinnati, OH-KY-IN	2014	678,522	90.7%	5,979	12.72	Kroger	Barnes & Noble, Harbor Freight Tools, Hobby Lobby, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx
199	Highland Commons	Glasgow	KY	Glasgow, KY	1992	130,466	98.9%	747	5.79	Food Lion	Kmart
200	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	2005	208,374	85.9%	1,555	9.21	—	King Pin Lanes, Louisville Athletic Club
201	Mist Lake Plaza	Lexington	KY	Lexington-Fayette, KY	1993	217,292	95.5%	1,469	7.08	—	Gabriel Brothers, Walmart

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 42

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
202	London Marketplace	London	KY	London, KY	1994	169,032	100.0%	1,110	6.57	Kroger	Burke's Outlet, Kmart
203	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	96.5%	1,653	9.79	Kroger	—
204	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	83.8%	1,316	10.09	Kroger	—
205	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	136,916	91.0%	1,617	12.97	Kroger	—
206	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	100.0%	1,175	7.20	—	Books-A-Million, Hobby Lobby, Office Depot
207	Lexington Road Plaza	Versailles	KY	Lexington-Fayette, KY	2007	197,668	98.6%	1,407	7.22	Kroger	Kmart
208	Karam Shopping Center	Lafayette	LA	Lafayette, LA	2014	100,238	83.8%	277	3.29	Super 1 Foods	Conn's
209	Iberia Plaza	New Iberia	LA	Lafayette, LA	1992	131,731	96.5%	730	5.74	Super 1 Foods	—
210	Lagniappe Village	New Iberia	LA	Lafayette, LA	2010	201,360	96.9%	1,484	7.61	—	Big Lots, Citi Trends, Stage, T.J.Maxx
211	The Pines	Pineville	LA	Alexandria, LA	1991	179,039	97.8%	1,077	6.15	Super 1 Foods	Kmart
212	Points West	Brockton	MA	Boston-Cambridge-Newton, MA-NH	2007	133,432	97.4%	1,034	7.96	PriceRite (ShopRite)	Ocean State Job Lot
213	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	86,290	100.0%	2,048	23.74	—	Golf Galaxy, Pyara Aveda Spa & Salon, Staples
214	Chicopee Marketplace	Chicopee	MA	Springfield, MA	2005	150,959	100.0%	2,488	17.07	Walmart Supercenter*	Marshalls, Staples
215	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	201,875	91.7%	1,410	11.14	Super Stop & Shop (Ahold)	Ocean State Job Lot
216	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	282,591	98.3%	3,851	13.86	Shaw's (Albertsons)	Ocean State Job Lot, T.J.Maxx
217	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	29.4%	153	20.34	Hannaford Bros. (Delhaize)*	—	Walmart
218	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,092	100.0%	1,091	13.98	Shaw's (Albertsons)	Rainbow
219	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	442,578	99.9%	3,803	19.54	Price Chopper	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart
220	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	98.7%	1,131	11.36	—	Ocean State Job Lot, Staples, T.J.Maxx
221	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1998	204,038	67.9%	1,708	12.33	Super Stop & Shop (Ahold)	CW Price
222	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,665	18.03	—	Best Buy, Old Navy, Petco, Ross Dress for Less
223	Campus Village	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	93.5%	640	26.81	—	—
224	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	96.5%	2,892	10.24	Giant Food (Ahold)	Jo-Ann Fabric & Craft Stores, Kmart, Peebles
225	Liberty Plaza	Randallstown	MD	Baltimore-Columbia-Towson, MD	2012	219,862	99.5%	2,617	11.96	Walmart Supercenter	Marshalls
226	Rising Sun Towne Centre	Rising Sun	MD	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	146,849	97.3%	1,747	12.53	Martin's Food (Ahold)	Big Lots
227	BJ's Plaza	Portland	ME	Portland-South Portland, ME	1991	104,233	100.0%	803	7.70	BJ’s Wholesale Club	—
228	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	89.4%	1,769	19.97	—	Big Lots, Lowe's
229	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2000	293,525	98.3%	2,546	8.83	Plum Market	Dunham's Sports
230	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	94.6%	817	10.11	VG's Food (SpartanNash)	ACO Hardware
231	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	2013	87,391	93.6%	784	9.58	—	Dollar Tree, Ollie's Bargain Outlet, True Value
232	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	163,919	78.2%	1,611	12.57	VG's Food (SpartanNash)	Dunham's Sports
233	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	84.4%	669	7.97	D&W Fresh Market (SpartanNash)	—
234	Delta Center	Lansing	MI	Lansing-East Lansing, MI	2005	186,246	95.4%	1,362	8.12	—	Bed Bath & Beyond, Gift & Bible Center, Hobby Lobby, Planet Fitness
235	Lakes Crossing	Muskegon	MI	Muskegon, MI	2011	114,623	81.4%	1,265	14.84	—	Jo-Ann Fabric & Craft Stores, Party City	Kohl's
236	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	304,175	87.7%	2,424	9.08	Kroger	Burlington Stores, CW Price
237	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	454,719	99.1%	5,612	16.33	—	Best Buy, Emagine Theatre, Kohl's, T.J.Maxx	Target
238	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	187,832	95.5%	1,734	9.67	—	Bed Bath & Beyond, Best Buy, Dunham's Sports
239	Green Acres	Saginaw	MI	Saginaw, MI	2011	281,646	68.9%	1,355	12.62	Kroger	Ollie's Bargain Outlet, Planet Fitness
240	Hall Road Crossing	Shelby Township	MI	Detroit-Warren-Dearborn, MI	1999	175,503	100.0%	2,312	13.18	—	Gander Mountain, Michaels, Old Navy, T.J.Maxx
241	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	2002	106,948	76.6%	936	11.42	—	Dollar Castle, Planet Fitness	Burlington Stores
242	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,709	100.0%	1,432	14.08	VG's Food (SpartanNash)	O'Reilly Auto Parts, Planet Fitness
243	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	885	5.72	—	Babies"R"Us, Bed Bath & Beyond, Dunham's Mega Sports
244	Grand Traverse Crossing	Traverse City	MI	Traverse City, MI	1996	412,755	96.9%	2,646	27.57	Walmart Supercenter	Books-A-Million, The Home Depot
245	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	2014	162,817	75.5%	918	7.47	—	Bargain Club, Office Solutions	Burlington Stores, Target
246	Roundtree Place	Ypsilanti	MI	Ann Arbor, MI	1992	246,620	99.2%	1,701	6.95	—	Ollie's Bargain Outlet, Walmart
247	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,390	95.5%	822	6.98	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness
248	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	99.0%	2,027	16.38	SuperTarget*	Best Buy, Dollar Tree, Walgreens
249	Austin Town Center	Austin	MN	Austin, MN	1999	110,680	73.3%	556	6.85	ALDI	Jo-Ann Fabric & Craft Stores	Target
250	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	99.3%	1,912	10.52	—	Best Buy, Dunham's Sports, T.J.Maxx
251	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	204,992	93.3%	1,928	10.08	Cub Foods (Jerry's Foods)	OfficeMax
252	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	87,942	100.0%	1,292	14.69	Cub Foods (Supervalu)*	—
253	Richfield Hub & West Shopping Ctr	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1992	215,334	94.2%	2,396	11.82	Rainbow Foods (Jerry's Foods)	Marshalls, Michaels

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 43

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
254	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2000	76,894	75.3%	835	14.41	Cub Foods (Supervalu)*	Dollar Tree, Hancock Fabrics
255	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	117,873	90.0%	1,430	13.48	—	—
256	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2013	290,392	91.6%	2,339	11.68	Cub Foods (Supervalu)	Blast Fitness, T.J.Maxx, Valu Thrift Store
257	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	100.0%	697	9.53	Festival Foods	Dollar Tree
258	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	2014	148,940	89.5%	1,130	8.48	—	Lukas Liquors, Michaels, Party City, The Sports Authority
259	Clocktower Place	Florissant	MO	St. Louis, MO-IL	2013	207,317	91.7%	1,306	6.98	ALDI	Florissant Furniture & Rug Gallery, Office Depot, Ross Dress for Less
260	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	92.9%	803	5.76	Price Chopper	—
261	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	97.0%	1,434	9.14	Price Chopper	Ace Hardware
262	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	91.4%	915	8.02	Price Chopper	—
263	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	91.5%	455	6.95	Shop 'n Save (Supervalu)	—
264	Clinton Crossing	Clinton	MS	Jackson, MS	1990	112,148	99.0%	1,055	9.79	Kroger	—
265	County Line Plaza	Jackson	MS	Jackson, MS	2014	221,127	66.8%	1,774	12.00	—	Conn's, Kirkland's, Tuesday Morning
266	Jacksonian Plaza	Jackson	MS	Jackson, MS	1990	73,041	82.5%	341	5.82	Kroger*	Books-A-Million, Office Depot
267	Devonshire Place	Cary	NC	Raleigh, NC	2012	106,680	100.0%	1,425	24.82	—	Dollar Tree, Golf Galaxy, REI
268	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	2014	265,763	85.0%	2,756	12.20	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Rugged Warehouse
269	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	2005	348,604	73.0%	1,600	10.75	—	Big Lots, The Home Depot, Value City Furniture
270	Parkwest Crossing	Durham	NC	Durham-Chapel Hill, NC	1990	85,602	94.9%	814	10.03	Food Lion	Dollar Tree
271	Macon Plaza	Franklin	NC	—	2001	92,787	86.9%	442	5.48	BI-LO	Peebles
272	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	92.0%	2,069	12.20	Kroger	OfficeMax, PetSmart	Target, The Home Depot
273	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	2007	318,435	88.2%	2,949	11.77	Walmart Supercenter*	Bed Bath & Beyond, Best Buy, Michaels, OfficeMax, Ross Dress for Less
274	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	97.8%	4,594	11.55	—	Babies"R"Us, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart	Ross Dress for Less, Target
275	University Commons	Greenville	NC	Greenville, NC	2014	233,153	100.0%	3,019	12.95	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
276	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	100.0%	1,678	8.76	—	Academy Sports + Outdoors, Annas Linen's, Harbor Freight Tools, Ollie's Bargain Outlet
277	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	98.5%	828	13.56	Walmart Supercenter	Dollar Tree
278	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	104,539	35.6%	206	5.53	Ingles	—
279	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	97.2%	1,221	13.80	—	Person County Health & Human Services
280	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	97.7%	3,650	10.69	Food Lion	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown
281	Salisbury Marketplace	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	1987	79,732	70.3%	595	10.62	Food Lion	Family Dollar
282	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	97.8%	1,919	5.77	Walmart Supercenter	Big Lots, Burke's Outlet, Tractor Supply
283	Anson Station	Wadesboro	NC	—	1988	132,353	63.9%	548	6.48	Food Lion	Goody's, Tractor Supply Co.
284	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	96.4%	1,806	13.41	—	Marshalls, OfficeMax, PetSmart	Target
285	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	98.5%	3,215	13.87	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx
286	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	98.3%	1,071	13.16	Harris Teeter (Kroger)	Rugged Wearhouse
287	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	283,830	91.1%	2,735	11.13	Super Compare Foods	Big Lots, Citi Trends, Office Depot
288	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	963	14.05	—	Golf Galaxy, Mattress Firm, OfficeMax
289	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,941	96.2%	1,912	21.33	Hannaford Bros. (Delhaize)	Walmart
290	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	1,967	11.01	DeMoulas Supermarkets	Burlington Stores, Jo-Ann Fabric & Craft Stores, Marshalls
291	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,120	17.61	—	JC Penney, Jordan's Warehouse, NAMCO, Petco	The Home Depot
292	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	84.5%	753	12.06	—	Jo-Ann Fabric & Craft Stores
293	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	146,811	90.6%	1,084	8.15	DeMoulas Supermarkets	T.J.Maxx
294	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2003	246,235	89.1%	1,666	7.60	Pathmark (A&P)	Kmart
295	the Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	296,109	95.2%	4,088	21.57	ShopRite	Burlington Stores, Ross Dress For Less
296	A&P Fresh Market	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,357	25.70	A&P Fresh	—
297	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2014	250,515	95.0%	2,014	8.46	—	Kmart, LA Fitness, Staples
298	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	Trenton, NJ	2014	148,919	98.0%	1,047	7.17	—	Kmart
299	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	89.2%	1,488	32.10	Super Stop & Shop (Ahold)	—
300	Lakewood Plaza	Lakewood	NJ	New York-Newark-Jersey City, NY-NJ-PA	1966	203,547	96.5%	2,912	14.83	ShopRite	—
301	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	333,153	96.3%	5,116	15.94	—	Burlington Stores, DSW, HomeGoods, T.J.Maxx
302	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,466	99.0%	3,699	18.93	ShopRite	—
303	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	242,995	87.3%	3,374	15.91	Bhavani Food Market	Marshalls, Pep Boys, Robert Wood Johnson Fitness
304	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,403	93.0%	2,662	23.38	—	Blink Fitness (Equinox), Clearview Cinema Group, HomeGoods, Marshalls

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 44

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
305	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	141,355	94.0%	1,550	11.66	ShopRite*	JC Penney, Peebles, PetSmart
306	Ocean Heights Shopping Center	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	99.1%	3,225	18.16	ShopRite	Staples
307	ShopRite Supermarket	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	32,209	100.0%	389	12.09	ShopRite	—
308	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	83.1%	1,298	15.86	A&P*	Dollar Tree, WOW! Fitness
309	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1996	216,623	93.9%	3,240	15.93	Walmart Supercenter*	Marshalls, Ross Dress for Less
310	Dover Park Plaza	Yardville	NJ	Trenton, NJ	2005	56,751	80.5%	677	14.82	—	CVS, Dollar Tree
311	St Francis Plaza	Santa Fe	NM	Santa Fe, NM	1993	35,800	100.0%	413	11.54	Whole Foods Market	Walgreens
312	Smith's	Socorro	NM	—	1976	48,000	100.0%	506	10.54	Smith's (Kroger)	—
313	Galleria Commons	Henderson	NV	Las Vegas-Henderson-Paradise, NV	2005	275,011	96.4%	2,877	10.85	—	Babies"R"Us, Burlington Stores, Stein Mart, T.J.Maxx
314	Montecito Marketplace	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2006	190,434	100.0%	3,715	19.51	Smith's (Kroger)	T.J.Maxx
315	Renaissance Center East	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2012	144,216	75.8%	1,287	11.77	—	Savers
316	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	96.0%	2,271	26.38	—	Minado, Stew Leonard's Wines, T.J.Maxx
317	Kmart Plaza	Dewitt	NY	Syracuse, NY	2014	115,500	94.7%	561	22.09	—	Dick's Sporting Goods, OfficeMax
318	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	90.5%	1,273	20.84	A&P Fresh	—
319	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	98.1%	1,053	12.70	Waldbaum's (A&P)	—	Kohl's
320	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	93.7%	1,719	23.68	King Kullen	Ace Hardware
321	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	88.9%	2,542	14.77	—	Burlington Stores, K&G Men's Center
322	Genesee Valley Shopping Center	Geneseo	NY	Rochester, NY	2007	191,314	100.0%	1,737	9.34	Wegmans	Tractor Supply Co.
323	McKinley Plaza	Hamburg	NY	Buffalo-Cheektowaga-Niagara Falls, NY	1991	93,144	97.9%	1,257	13.80	Wegmans*	A.C. Moore, T.J.Maxx
324	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	191,441	98.1%	5,870	31.94	H-Mart, Mrs. Green's Natural Market	Christmas Tree Shops, T.J.Maxx
325	Hornell Plaza	Hornell	NY	Corning, NY	2005	253,335	100.0%	2,026	8.00	Wegmans	Walmart
326	Cayuga Mall	Ithaca	NY	Ithaca, NY	2013	204,830	100.0%	1,730	8.44	—	Jo-Ann Fabric & Craft Stores, Party City, Rite Aid, T.J.Maxx, True Value
327	Kings Park Shopping Center	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	71,940	98.3%	1,404	19.85	Key Food Marketplace	T.J.Maxx
328	Village Square	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	563	33.12	Trader Joe's	—
329	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	91.5%	1,099	19.65	—	Advance Auto Parts, OfficeMax
330	Shops at Seneca Mall	Liverpool	NY	Syracuse, NY	2005	231,024	65.9%	662	4.35	—	Big Lots, Kmart
331	A & P Mamaroneck	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	1976	24,978	100.0%	177	—	A&P	—
332	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	91.2%	2,695	13.24	Super Stop & Shop (Ahold)	Planet Fitness, Savers
333	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	209,960	87.0%	1,830	10.37	—	Ashley Furniture, Big Lots, Hobby Lobby
334	Monroe ShopRite Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,856	15.21	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office
335	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	252,537	93.7%	5,812	24.56	A Matter of Health	Barnes & Noble, Marshalls, Modell's Sporting Goods, Petco
336	North Ridge Plaza	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	40,991	72.0%	1,051	35.62	—	Harmon Discount
337	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	122,996	100.0%	2,485	20.20	—	Dollar Tree, HomeGoods
338	Port Washington	Port Washington	NY	New York-Newark-Jersey City, NY-NJ-PA	1968	19,600	100.0%	112	5.69	North Shore Farms	—
339	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,767	17.82	Best Yet Market	CVS, T.J.Maxx
340	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	831	18.82	—	HomeGoods, Rite Aid
341	Mohawk Acres	Rome	NY	Utica-Rome, NY	2005	159,701	88.9%	1,481	10.43	Price Chopper	—
342	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	97.8%	2,861	16.24	ShopRite	Blink Fitness (Equinox), Bob's Stores, Rite Aid
343	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	95.8%	1,668	10.83	—	Olum's Furniture & Appliances, Staples
344	Parkway Plaza	Vestal	NY	Binghamton, NY	2012	204,954	100.0%	2,069	10.10	PriceRite (ShopRite)	Bed Bath & Beyond, Kohl's, PetSmart	Target
345	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,392	15.07	—	HomeGoods, Michaels, Old Navy
346	Town Square Mall	Vestal	NY	Binghamton, NY	2012	293,181	99.4%	4,548	15.61	Sam's Club*, Walmart Supercenter*	Barnes & Noble, Dick's Sporting Goods, Lowes Cinemas, T.J.Maxx
347	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	100.0%	690	10.03	Hannaford Bros. (Delhaize)	Pier 1 Imports
348	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	95.7%	1,743	20.59	Pathmark (A&P)	—
349	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	138,407	96.3%	1,844	13.83	Giant Eagle	—	The Home Depot
350	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	157,055	87.0%	1,408	10.30	Giant Eagle, Marc's	—
351	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,952	97.2%	2,301	10.77	Kroger	Conway
352	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	2012	170,270	95.5%	1,434	9.01	Kroger	Salvation Army
353	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	2014	254,956	94.3%	3,268	13.59	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Stein Mart, T.J.Maxx
354	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2011	314,754	100.0%	3,700	12.08	—	Bed Bath & Beyond, Michaels, Sears, Staples, T.J.Maxx	Target
355	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	100.0%	1,095	9.51	Kroger	—
356	Crown Point	Columbus	OH	Columbus, OH	1998	144,923	95.9%	1,345	9.89	Kroger	Planet Fitness

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 45

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
357	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,012	84.8%	1,105	10.71	Kroger	—
358	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	100.0%	165	9.22	Kroger*	—
359	South Towne Centre	Dayton	OH	Dayton, OH	2013	331,797	98.3%	4,166	13.71	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, Jo-Ann Fabric & Craft Stores, Value City Furniture
360	The Vineyards	Eastlake	OH	Cleveland-Elyria, OH	1989	144,820	87.2%	719	5.70	Good Cents Grocery + More (Giant Eagle)	Harbor Freight Tools	Walmart
361	Midway Market Square	Elyria	OH	Cleveland-Elyria, OH	2014	232,252	86.0%	2,310	11.57	Giant Eagle	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores	Target, The Home Depot
362	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	2013	696,359	93.6%	6,224	9.55	BJ's Wholesale Club, Giant Eagle, Marc's	Burlington Stores, Cleveland Furniture Bank, Jo-Ann Fabric & Craft Stores, Marshalls
363	Tops Plaza	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	98.2%	1,034	15.04	—	—
364	Tops Plaza	North Ridgeville	OH	Cleveland-Elyria, OH	2002	60,830	90.8%	805	14.57	—	Pat Catan's Craft Centers
365	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	173,242	94.7%	2,023	25.36	Kroger	Marshalls
366	Market Place	Piqua	OH	Dayton, OH	2012	182,824	93.0%	671	6.99	Kroger	Roses
367	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	83.2%	1,169	9.70	—	Ashley Furniture, Michaels
368	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	100.0%	682	7.62	Giant Eagle	—	Lowe's
369	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	318,174	68.7%	1,363	6.24	Kroger	Big Lots
370	Southland Shopping Plaza	Toledo	OH	Toledo, OH	1988	290,892	84.6%	1,492	6.07	Kroger	Big Lots, Planet Fitness, Shopper's World
371	Wadsworth Crossings	Wadsworth	OH	Cleveland-Elyria, OH	2005	108,166	94.1%	1,575	15.47	—	Bed Bath & Beyond, MC Sports, OfficeMax, Petco	Kohl's, Lowe's, Target
372	Northgate Plaza	Westerville	OH	Columbus, OH	2008	15,219	100.0%	246	16.16	Kroger*	—	The Home Depot
373	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,760	9.42	—	Conn's, Drysdales, PetSmart	Best Buy, JC Penney Home Store
374	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	99.4%	2,496	17.88	Giant Food (Ahold)	—
375	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	279,746	95.9%	2,157	8.21	Weis Markets	Dunham's Sports, Petco, Toys"R"Us
376	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	685	9.74	Redner's Warehouse Market	—
377	Bethel Park	Bethel Park	PA	Pittsburgh, PA	2004	218,714	95.7%	1,613	8.50	Giant Eagle	Walmart
378	Bethlehem Square	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1994	389,450	100.0%	3,671	9.43	Giant Food (Ahold)	T.J.Maxx, The Home Depot, Walmart
379	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	2013	378,358	96.9%	3,153	10.80	Giant Food (Ahold)	Big Lots, Mega Marshalls, PetSmart, Staples, Wells Fargo
380	Boyertown Shopping Center	Boyertown	PA	Reading, PA	2014	83,229	97.1%	755	9.35	—	Advance Auto Parts, Big Lots, CVS, Tractor Supply
381	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	276,653	94.4%	2,291	8.78	Walmart Supercenter	Ollie's Bargain Outlet
382	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	82.4%	450	11.87	—	—
383	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	95.4%	2,325	16.95	Giant Food (Ahold)	—
384	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2004	110,696	51.7%	808	14.12	—	Pep Boys, Rascal Fitness
385	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	67,476	100.0%	1,366	20.25	Giant Food (Ahold)	Wine & Spirits Shoppe
386	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,004	9.56	—	Chuck E. Cheese's, Mealey's Furniture
387	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	302,929	100.0%	3,121	15.67	—	Dick's Sporting Goods, hhgregg, PetSmart, T.J.Maxx, The Home Depot
388	Dillsburg Shopping Center	Dillsburg	PA	York-Hanover, PA	2014	153,088	100.0%	1,913	12.73	Giant Food (Ahold)	Tractor Supply Co.
389	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	100.0%	3,320	13.97	—	Kohl's, Marshalls, Regal Cinemas
390	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2014	79,252	88.1%	1,053	15.08	—	Dollar Tree, Ross Dress for Less
391	Gilbertsville Shopping Center	Gilbertsville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	85,748	91.7%	684	8.70	Weis Markets	—
392	Mount Carmel Plaza	Glenside	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1975	14,504	94.1%	178	13.01	—	SGS Paper
393	Kline Plaza	Harrisburg	PA	Harrisburg-Carlisle, PA	1952	220,288	89.8%	1,787	9.03	Giant Food (Ahold)	The Dept. of Health
394	New Garden Shopping Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2012	145,170	93.7%	938	7.05	—	Big Lots, Ollie's Bargain Outlet
395	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	98.4%	1,240	11.81	Giant Food (Ahold)	Majik Rent-To-Own
396	Woodbourne Square	Langhorne	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1984	29,821	80.9%	505	20.92	—	—
397	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	75.1%	804	20.00	Weis Markets*	—
398	New Holland Shopping Center	New Holland	PA	Lancaster, PA	1995	65,878	95.2%	455	7.26	Amelia's Grocery Outlet	Family Dollar
399	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	177,185	92.8%	4,022	24.45	McCaffrey's	Pier 1 Imports
400	Cherry Square	Northampton	PA	Allentown-Bethlehem-Easton, PA-NJ	1989	75,005	86.0%	641	9.94	Redner's Warehouse Market	—
401	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2006	107,318	100.0%	2,309	21.52	SuperFresh (A&P)	—
402	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2011	561,890	99.3%	7,508	31.24	—	Macy's, Modell's Sporting Goods, Ross Dress For Less
403	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	97.6%	1,276	7.40	Redner's Warehouse Market	French Creek Outfitters, Staples
404	Plymouth Plaza	Plymouth Meeting	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	33,813	95.8%	982	30.31	—	Clear Wireless, Medical Rehabilitation Centers of Pennsylvania
405	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	154,758	91.6%	1,433	10.53	Bottom Dollar Food (Delhaize)	Planet Fitness, VF Outlet
406	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	385	9.22	Pathmark (A&P)*	EZ Bargains, Rent-A-Center, Super Dollar City

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 46

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
407	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,331	15.24	ShopRite	A.C. Moore, PetSmart, Ross Dress for Less
408	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	94.1%	684	11.47	Musser's Markets	Hallmark	Kmart
409	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	100.0%	3,439	10.91	Redner's Warehouse Market	Mealey's Furniture, Ross Dress for Less, Sports Authority
410	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	97.9%	2,147	30.47	Walmart Supercenter	—
411	Hunt River Commons	North Kingstown	RI	Providence-Warwick, RI-MA	1989	148,126	99.1%	1,531	10.43	Super Stop & Shop (Ahold)	Marshalls, Ocean State Job Lot
412	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	166,639	91.5%	2,096	13.74	Kroger	Stein Mart
413	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	90.6%	1,223	15.05	BI-LO	—
414	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,213	98.2%	777	12.14	BI-LO	—
415	Island Plaza	James Island	SC	Charleston-North Charleston, SC	2004	171,224	96.7%	1,211	7.31	Food Lion	Burke's Outlet, Dollar Tree, Gold's Gym
416	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	2014	325,347	84.5%	2,050	7.55	—	Fred's, Gold's Gym, Intercontinental Hotels Group, New Spring Church, Sears Outlet
417	Remount Village Shopping Center	North Charleston	SC	Charleston-North Charleston, SC	1996	60,238	79.0%	435	9.15	BI-LO	—
418	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	93.2%	1,681	13.77	—	Ross Dress for Less, T.J.Maxx	Target
419	Hillcrest	Spartanburg	SC	Spartanburg, SC	2012	385,609	79.9%	3,244	11.21	Publix	NCG Cinemas, Marshalls, Office Depot, Petco, Ross Dress for Less, Stein Mart
420	Shoppes at Hickory Hollow	Antioch	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1986	144,469	83.7%	1,331	11.00	Kroger	Citi Trends
421	Congress Crossing	Athens	TN	Athens, TN	2012	180,305	98.2%	1,448	8.17	—	Dunham's Sports, Kmart
422	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	88.8%	569	10.87	Food Lion	—
423	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2014	265,027	100.0%	2,433	9.26	ALDI	At Home, Big Lots, Trees n Trends
424	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2014	329,242	91.0%	2,735	9.13	—	Grace Church Nashville, Hobby Lobby, Planet Fitness, Skyzone, USA Baby
425	Greensboro Village	Gallatin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	70,203	97.7%	961	14.01	Publix	—
426	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	228,618	97.4%	1,581	11.83	—	Belk, Burke's Outlet, JC Penney, Kmart
427	Oakwood Commons	Hermitage	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	275,610	84.8%	2,460	10.94	Publix	Bed Bath & Beyond, Goody’s, PetSmart, Ross Dress for Less
428	Kimball Crossing	Kimball	TN	Chattanooga, TN-GA	2007	280,476	97.7%	1,841	7.40	Walmart Supercenter	Goody's	Lowe's
429	Kingston Overlook	Knoxville	TN	Knoxville, TN	2014	122,536	100.0%	1,186	9.94	—	Babies"R"Us, Michaels, Sears Outlet
430	Farrar Place	Manchester	TN	Tullahoma-Manchester, TN	1989	43,220	79.9%	301	8.72	Food Lion	—
431	The Commons at Wolfcreek	Memphis	TN	Memphis, TN-MS-AR	2014	658,121	93.5%	7,499	12.40	—	Academy Sports + Outdoors, Best Buy, Big Lots, hhgregg, Office Depot, PetSmart, Sports Authority, T.J.Maxx, Value City Furniture	Target, The Home Depot, Toys"R"Us
432	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	104,117	87.0%	974	10.75	Kroger	Aaron's
433	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,021	11.76	Kroger	—	Walgreens
434	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	99.4%	1,258	6.94	Walmart Supercenter	Dollar Tree
435	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	95.8%	1,206	6.05	Walmart Supercenter	Peebles
436	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,700	82.2%	273	8.12	—	Bealls (Stage Stores), Family Dollar
437	Bardin Place Center	Arlington	TX	Dallas-Fort Worth-Arlington, TX	2014	321,163	98.8%	3,345	10.55	WinCo Foods	Hemispheres	Hobby Lobby
438	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	2004	168,112	96.4%	1,272	7.85	—	Big Lots, Dollar Tree, Harbor Freight Tools	Fry's Electronics
439	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	80.2%	807	10.49	—	24 Hour Fitness
440	Cedar Bellaire	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	1994	50,967	89.4%	534	11.73	H-E-B	—
441	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,575	98.4%	598	8.50	El Ahorro Supermarket	Family Dollar, Hancock Fabrics
442	Brenham Four Corners	Brenham	TX	Brenham, TX	1997	114,571	100.0%	947	—	H-E-B	—
443	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	312	6.15	—	99 Cents Only, Citi Trends, Dollar Floor Store, Firestone
444	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	91.2%	951	15.52	Walmart Neighborhood Market	Tops Printing
445	Plantation Plaza	Clute	TX	Houston-The Woodlands-Sugar Land, TX	1997	99,141	92.9%	756	8.38	Kroger	Walgreens
446	Central Station	College Station	TX	College Station-Bryan, TX	2012	176,847	88.6%	2,289	14.99	—	OfficeMax, Spec's Liquors	Kohl's
447	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	119,000	100.0%	1,262	23.83	Kroger	CVS
448	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	85,633	75.2%	602	9.35	—	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning
449	Five Points	Corpus Christi	TX	Corpus Christi, TX	2014	276,593	85.0%	2,876	12.29	—	Burke's, Hobby Lobby, Party City, Ross Dress for Less
450	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	67,305	94.6%	481	7.69	Minyard Food Stores	Family Dollar
451	Jeff Davis	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	79.8%	519	9.42	Save-A-Lot (Supervalu)	Family Dollar, Mama Rosa
452	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	421	9.26	—	Big Lots, O'Reilly Auto Parts
453	Webb Royal	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1992	108,545	91.9%	814	9.56	El Rio Grande Latin Market	Family Dollar
454	Wynnewood Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2006	443,681	88.4%	4,030	10.48	Kroger	Fallas Paredes, Gen X Clothing, Ross Dress for Less
455	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	121,388	95.4%	952	8.23	Food Town	Burke's Outlet, Walgreens
456	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	96.4%	705	9.84	Albertsons	—

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 47

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
457	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2013	780,595	96.7%	13,663	18.50	SuperTarget*	Best Buy, Big Lots, DSW, GattiTown, Marshalls, Old Navy, Ross Dress for Less, Sheplers, Stein Mart, T.J.Maxx
458	Forest Hills	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	368	5.29	Foodland Markets	Family Dollar, Hi Style Fashion
459	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	100.0%	1,838	11.10	Tom Thumb (Safeway)	Stein Mart
460	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	100.0%	3,712	18.80	Tom Thumb (Safeway)	DSW
461	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,241	100.0%	1,005	11.26	Truong Nguyen Grocer	—
462	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	96.1%	301	7.23	Save-A-Lot	Dollar Tree, Rent-A-Center
463	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	96.8%	1,030	10.71	Kroger	—
464	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	100.0%	762	10.64	Kroger	—
465	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	940	27.77	Kroger	—
466	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2003	101,002	100.0%	1,917	18.98	—	CVS, Imagination Toys, I W Marks Jewelers
467	Braes Link	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	38,997	100.0%	640	16.40	—	Walgreens
468	Braes Oaks	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	45,067	89.1%	393	9.78	H-E-B	—
469	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	98.3%	572	6.37	Food Town	—
470	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,942	100.0%	743	10.33	El Ahorro Supermarket	Fallas Paredes, Melrose Fashions
471	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	102,643	90.0%	1,358	15.77	—	24 Hour Fitness, Hancock Fabrics, Mr. Gatti's Pizza, Spec's Liquors
472	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	208,147	96.8%	1,835	9.11	Kroger	Big Lots, Stein Mart
473	Inwood Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	77,553	96.5%	770	10.32	Foodarama	—
474	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	64,285	75.1%	455	9.42	H-E-B	—
475	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	78.8%	1,076	12.50	—	24 Hour Fitness, Hancock Fabrics
476	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	155,503	98.6%	1,211	8.02	—	Big Lots, Hobby Lobby
477	Maplewood Mall	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	94,871	99.4%	768	8.15	Foodarama	Burke's Outlet
478	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	244,563	98.4%	3,156	13.11	Kroger	Big Lots, Petco, Ross Dress for Less
479	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	296	7.35	—	Firestone, Lumber Liquidators, TitleMax
480	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	230,779	93.9%	2,585	12.12	Sellers Bros.	Conn's, Office Depot
481	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1990	190,622	99.9%	2,181	11.60	—	99 Cents Only, CVS, Fallas Paredes
482	Northwood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	136,747	96.0%	1,314	10.17	Food City	—
483	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	189,201	100.0%	1,953	11.02	—	24 Hour Fitness, FAMSA, Floor & Décor
484	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	73,577	92.9%	863	12.92	—	Family Dollar, Houston Community College
485	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	145,229	95.5%	2,965	21.38	H-E-B	—
486	Tanglewilde	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	82,565	100.0%	1,090	14.39	—	Ace Hardware, Cavender's, Dollar Tree, Party City, Salon In The Park
487	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2012	242,409	94.6%	2,090	9.11	Fiesta Mart	Marshalls
488	Crossing at Fry Road	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	237,340	100.0%	2,351	9.99	Kroger	Hobby Lobby, Palais Royal, Stein Mart
489	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	82.7%	298	5.61	—	AutoZone, Bealls (Stage Stores), Family Dollar
490	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	132,096	81.9%	742	6.99	Super 1 Foods	Steeles
491	Winwood Town Center	Odessa	TX	Odessa, TX	2002	365,559	100.0%	2,740	11.99	H-E-B	Hastings, Office Depot, Ross Dress for Less, Target
492	Crossroads Center	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	134,006	95.4%	1,491	12.52	Kroger	Sears Hardware
493	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	194,470	87.4%	2,034	11.96	Kroger	Burke's Outlet
494	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	95.7%	1,139	7.61	Kroger	Palais Royal
495	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	168,137	71.0%	2,664	23.39	Central Market (H-E-B)	—
496	Preston Park	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	239,039	89.4%	5,461	25.55	Minyard Sun Fresh Market	—
497	Northshore Plaza	Portland	TX	Corpus Christi, TX	2000	152,144	88.9%	830	13.68	H-E-B	Bealls (Stage Stores)	Kmart
498	Klein Square	Spring	TX	Houston-The Woodlands-Sugar Land, TX	1999	80,636	98.8%	832	10.44	Food Town	Family Dollar, Unleashed (Petco)
499	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,491	94.7%	1,203	10.44	Randalls (Safeway)	Palais Royal
500	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	223,152	98.5%	1,986	9.07	Kroger	BP Engineering Facility
501	Windvale	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	91.3%	995	10.78	Randalls (Safeway)	—
502	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	47,960	100.0%	729	15.20	—	Hastings, Walgreens
503	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	180,220	98.3%	2,428	13.94	—	Barnes & Noble, Big Lots, Michaels, T.J.Maxx	Target, The Home Depot
504	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	99.0%	1,111	8.44	Food Lion	Mountain Run Bowling, Tractor Supply Co.
505	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	129,887	96.4%	1,595	12.74	Martin's Food (Ahold)	Gold's Gym	Kohl's
506	Jefferson Green	Newport News	VA	Virginia Beach-Norfolk-Newport News, VA-NC	1988	54,945	100.0%	849	15.46	—	Destination XL, Once Upon a Child, Tuesday Morning
507	Tuckernuck Square	Richmond	VA	Richmond, VA	1994	86,010	92.0%	1,016	12.84	—	Chuck E. Cheese's

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 48

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
508	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	95.4%	979	12.00	Kroger	Hamrick's
509	Hunting Hills	Roanoke	VA	Roanoke, VA	2014	166,207	94.6%	1,289	8.20	—	Kohl's, PetSmart
510	Valley Commons	Salem	VA	Roanoke, VA	1988	45,580	20.4%	84	9.00	—	—
511	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,090	98.8%	1,159	7.20	Kroger	Big Lots, Goodwill
512	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	100.0%	2,627	17.66	Trader Joe's	Jo-Ann Fabric & Craft Stores, Kirkland’s, Office Depot, PetSmart
513	Ridgeview Centre	Wise	VA	—	2014	190,242	55.5%	793	7.51	—	Grand Home Furnishings, Ollie's Bargain Outlet	Belk
514	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	97.7%	1,902	8.67	Price Chopper	T.J.Maxx, Walmart
515	Fitchburg Ridge Shopping Ctr	Fitchburg	WI	Madison, WI	2003	50,555	87.6%	498	11.30	—	Wisconsin Dialysis
516	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	188,861	86.8%	1,242	7.57	—	T.J.Maxx
517	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	2014	219,541	96.6%	3,141	14.81	Sendik's Food Market	Bed Bath & Beyond
518	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	93.6%	837	9.10	Pick 'n Save (Roundy's)	—	Walmart
519	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	209,249	92.7%	1,392	7.17	—	Hobby Lobby, Kohl's	ShopKo
520	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	97.4%	1,252	7.30	Kroger	Big Lots
521	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	717	10.48	—	Office Depot, T.J.Maxx

	TOTAL PORTFOLIO					86,828,506	92.8%	$915,619	$12.14

(1) * Indicates grocer is not owned.

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 49

GUIDANCE

Supplemental Disclosure Three Months Ended December 31, 2014

GUIDANCE & ADDITIONAL DISCLOSURES

GUIDANCE:
	2015E
FFO per common share - diluted	$1.94 - $2.00
Same property NOI	3.0 - 3.7%
Percent leased (at year-end)	93.0 - 93.5%
New and renewal rent growth (cash)	12.0 - 17.0%
Total leasing related capital expenditures	$155 - $175M
Anchor space repositioning and redevelopment related spending	$85 - $100M
General and administrative expenses	$79 - $82M
Interest expense	$256 - $265M
Straight-line rent and above- and below-market rent amortization, net	$54 - $59M

ADDITIONAL DISCLOSURES - as of 12/31/14 (dollars in millions)
Estimated market value of expansion land and outparcels available	$55

ABR from leases signed but not yet commenced	$24

Leases signed but not yet commenced:	Leases	GLA	ABR	ABR/SF
≥ 10,000 SF	54	1,243,494	$13,501,273	$10.86
< 10,000 SF	184	579,164	10,739,430	18.54
TOTAL	238	1,822,658	$24,240,703	$13.30

Supplemental Disclosure - Three Months Ended December 31, 2014	Page 51